UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number        811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550
San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

G. Paul Matthews, President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-6036

Date of fiscal year end: August 31

Date of reporting period: August 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asian Funds

ANNUAL REPORT
AUGUST 31, 2004
Pacific Tiger Fund Asian Growth and Income Fund Korea Fund China Fund Japan Fund Asian Technology Fund Asia Pacific Fund

Matthews Asian Funds

A Decade in Asia Investing in the future of Asia since 1994

www.matthewsfunds.com

It is important to keep in mind that the views expressed in this report by the Investment Advisor and its portfolio managers should not be construed as investment advice or promises, and may not be relied upon as an indication of trading intent on the part of any of the Matthews Asian Funds.

CONTENTS

Message to Shareholders	2

Redemption Fee Policy and Investor Disclosure	5

Morningstar Ratings and Analysis	6

Manager Comments, Performance and Schedule of Investments:

Matthews Pacific Tiger Fund	8

Matthews Asian Growth and Income Fund	12

Matthews Korea Fund	18

Matthews China Fund	24

Matthews Japan Fund	30

Matthews Asian Technology Fund	36

Matthews Asia Pacific Fund	40

Disclosure of Fund Expenses	46

Statement of Assets and Liabilities	48

Statement of Operations	50

Statement of Changes in Net Assets	52

Financial Highlights	56

Notes to Financial Statements	63

Tax Information	70

Report of Independent Registered Public Accounting Firm	71

Trustees and Officers	72

M E S S A G E   T O   S H A R E H O L D E R S

FROM THE INVESTMENT ADVISOR

Dear Shareholder,

We are pleased to present the annual report for the Matthews Asian Funds for the fiscal year ended August 31, 2004. During this period, the financial markets of Asia enjoyed strong returns, benefiting from a quick recovery from the SARS crisis of early 2003 and from generally positive economic conditions around the region.

Of the seven funds that comprise the Matthews Asian Funds, the six that were in operation for the full fiscal year enjoyed returns for the period ranging from 9.91% for the Matthews Korea Fund to 35.14% for the Matthews Japan Fund. It should be noted that the majority of the Funds’ returns for the fiscal year ended August 31 occurred in the first half of the year. While we are pleased with these results and excited about the future, as always, we would caution investors that Asian markets have historically exhibited higher volatility than their more mature counterparts elsewhere, and we do not anticipate any near-term change in this respect.

Shortly after the end of the fiscal year, the fund family reached an important milestone—celebrating the ten-year anniversary of the launch of the fund family’s first two funds, the Matthews Pacific Tiger Fund and the Matthews Asian Growth and Income Fund. The past decade in Asia has been a period of remarkable—if tumultuous—development for the economies of Asia, and we remain as excited today about Asia’s long-term future as we were at the launch of the fund family ten years ago.

Since 1994, we have been witness to a number of significant events in Asia. Most memorable, perhaps, was the Asian financial crisis of 1997–98. We have seen China rise from relative economic obscurity to an important part of the global economy, while Japan has struggled to retain its economic leadership in the region. India has emerged as a true contender in a number of global industries, and most economies in the region have become increasingly integrated with each other. Most important, we believe that the primary trends in the region have generally been toward more economic openness and less government intervention. We believe that this trend bodes well for the future as Asians continue to seek ways to bring their average living standards up to levels more comparable to those generally enjoyed in the developed countries of Europe and North America.

2       MATTHEWS ASIAN FUNDS

A U G U S T   3 1,    2 0 0 4     ■

During the past 12 months, China’s economy has risen to greater prominence in the eyes of many economic forecasters and commentators. Following a period of particularly strong economic growth, however, there has been much speculation as to how long this growth can be sustained and whether the authorities can successfully slow the economy while avoiding damaging side effects. Over the years, we have found that forecasting macro events is fraught with challenge and is not conducive to long-term performance; our focus is more on understanding how individual companies are positioned for the long term—where we have great confidence that the trends of the past decade can be continued. In the near term, China faces a number of challenges, the most important of which, in our opinion, remain the restructuring of its banking system and the establishment of a timetable for opening its currency on the capital account.

Our investment portfolios in Asia remain focused in three general sectors: consumer, technology and financials; while we have tended to underweight more cyclical, capital-intensive and heavily regulated areas. In Japan, which remains a substantially more developed and mature economy than much of the rest of Asia, our analysts and portfolio managers are looking for company managements that have acknowledged the growing openness of the rest of the region and are positioning themselves accordingly. We continue to believe that the Japanese economy is making significant progress. Corporate Japan is more flexible and far more focused on the bottom line than in the past. The expanding economic relations between Japan and China bode well for both nations. Our bottom-up focus across the entire region drives a process that is based on seeking growth at a reasonable price, and we adopt an all-capitalization approach that encompasses companies of all sizes.

G. Paul Matthews Chairman and Chief Investment Officer (left)
Mark W. Headley President and Portfolio Manager

800.789.ASIA [2742]    www.matthewsfunds.com      3

M E S S A G E   T O   S H A R E H O L D E R S

In terms of shareholder reporting, the Board of Trustees of the Matthews Asian Funds has recently concluded that it would be more convenient for shareholders if the Funds’ fiscal year were changed from August 31 to December 31, which will make performance and reporting easier to compare and understand. This change will occur in the fiscal year just begun, resulting in a “stub” year for the four months ending December 31, 2004. As a result, the Funds will not issue a quarterly report to shareholders for the three months ending November 30, 2004; however, portfolio holdings will be filed with the SEC on Form N-Q. The next report you receive will cover the four-month period ending December. From that point forward, shareholder reports will be distributed on a quarterly basis consistent with calendar quarter-ends.

In regard to the mutual fund scandal that has dominated headlines in the past year, we at Matthews International Capital Management, LLC, remain committed to the highest ethical standards in our role as Advisor to the Matthews Asian Funds. The Board of Trustees of the Funds has had an independent chairman since 2000. The Funds’ expense ratios are decreasing as asset growth provides economies of scale. We believe that the long-established short-term redemption fee policy has discouraged abuses by fund timers. Constant improvement of the efficiency and the quality of service of the Funds is our goal, and we thank those of you who have helped us improve with your comments and suggestions.

We thank you for your continued confidence in our work.

G. Paul Matthews
Chairman and Chief Investment Officer
Matthews International Capital Management, LLC

Mark W. Headley
President and Portfolio Manager
Matthews International Capital Management, LLC

Free e-mail communications on Asia and the Funds
are available at www.matthewsfunds.com

■ Asia Weekly

■ Asia Insight (monthly)

■ AsiaNow Special Reports

■ Occasional Fund Updates

4       MATTHEWS ASIAN FUNDS

A U G U S T   3 1,   2 0 0 4      ■

REDEMPTION FEE POLICY
The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell your shares within 90 days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. For more information about this policy, please see the Funds’ prospectus.

INVESTOR DISCLOSURE
Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns are net of the Funds’ management fee and other operating expenses. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location.

Fund Holdings: The Fund holdings shown in this report are as of August 31, 2004. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the first of which will be filed for the quarter ending November 30, 2004. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Matthews Asian Funds publishes quarterly reports containing the information filed in the form N-Q, copies of which may be obtained by visiting the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742].

Proxy Voting Record: The Funds’ Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Matthews Asian Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2004, is available upon request, at no charge, at the phone number and website below or on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Matthews Asian Funds. It is authorized for distribution only if preceded or accompanied by a current Matthews Asian Funds prospectus. Additional copies of the prospectus may be obtained by calling 800-789-ASIA [2742] or can be downloaded from the Funds’ website at www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money, as it explains the risks, fees and expenses of investing in the Funds.

The Matthews Asian Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

800.789.ASIA [2742]    www.matthewsfunds.com       5

MORNINGSTAR RATINGS

Derived from a weighted average of a fund’s three-, five- and ten-year (if applicable) risk-adjusted returns.

Matthews Pacific Tiger Fund
Overall Morningstar rating as of 8/31/04 out of 68 Pacific/Asia ex-Japan Funds

Matthews Asian Growth and Income Fund
(Closed to most new investors)
Overall Morningstar rating as of 8/31/04 out of 68 Pacific/Asia ex-Japan Funds

Matthews Korea Fund
Overall Morningstar rating as of 8/31/04 out of 68 Pacific/Asia ex-Japan Funds

Matthews China Fund
Overall Morningstar rating as of 8/31/04 out of 68 Pacific/Asia ex-Japan Funds

Matthews Japan Fund
Overall Morningstar rating as of 8/31/04 out of 41 Japan Funds

Matthews Asian Technology Fund
Overall Morningstar rating as of 8/31/04 out of 264 Specialty-Technology Funds

Investing in foreign securities may involve certain additional risks including exchange rate fluctuations, reduced liquidity, greater volatility, and less regulation. Past performance does not guarantee future results. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. As of 6/30/04, the 1-year total return for the Matthews Pacific Tiger Fund was 37.88%, the 5-year average annual total return was 6.83% and since inception (9/12/94) the average annual total return was 4.64%. As of August 31, 2004, the Matthews Pacific Tiger Fund received an Overall Morningstar RatingTM of 4 stars out of 68 funds in the Pacific/Asia ex-Japan stock category, 4 stars out of 68 funds for the 3-year period, and 4 stars out of 58 funds for the five-year period. As of 6/30/04, the 1-year total return for the Matthews Asian Growth and Income Fund was 30.79%, the 5-year average annual total return was 16.71% and since inception (9/12/94) the average annual total return was 10.22%. As of August 31, 2004, the Matthews Asian Growth and Income Fund received an Overall Morningstar RatingTM of 5 stars out of 68 funds in the Pacific/Asia ex-Japan stock category, 5 stars out of 68 funds for the 3-year period, and 5 stars out of 58 funds for the 5-year period. As of 6/30/04, the 1-year total return for the Matthews Korea Fund was 24.10%, the 5-year average annual total return was 6.01% and since inception (1/3/95) the average annual total return was 0.23%. As of August 31, 2004, the Matthews Korea Fund received an Overall Morningstar RatingTM of 4 stars out of 68 funds in the Pacific/Asia ex-Japan stock category, 5 stars out of 68 funds for the 3-year period, and 3 stars out of 58 funds for the 5-year period. As of 6/30/04, the 1-year total return for the Matthews China Fund was 37.94%, the 5-year average annual total return was 9.46% and since inception (2/19/98) the average annual total return was 6.69%. As of August 31, 2004, the Matthews China Fund received an Overall Morningstar RatingTM

(continued on page 7)

6      MATTHEWS ASIAN FUNDS

MORNINGSTAR ANALYST REPORT

Matthews Pacific Tiger Fund

Strong up-market returns aren’t the only attraction here.

Matthews Pacific Tiger prospers when emerging Asia’s markets surge. It soared 60% in 2003, landing in its category’s top quartile, as Advanced Information Services and other picks in Thailand, Hong Kong, and Korea zoomed. It performed even better, especially in absolute terms, in 1999’s global rally, and it distinguished itself in 1998’s more-moderate upswing, thanks to excellent stock selection from Paul Matthews and Mark Headley.

Moreover, though this growth fan has struggled in some of its region’s slumps–and has suffered significant volatility over time–it has also held up fairly well in other sell-offs. It suffered much less than most of its rivals, for example, as China and other developing Asia markets have declined sharply the past two months. Overall, the fund has outgained 15 of its 16 Pacific/Asia peers since opening in late 1994.

The fund also has better diversification than most of its rivals. Matthews and Headley readily consider smaller-market opportunities, as the fund’s 4.5% position in Indonesia attests. The two managers also pay a lot of attention to smaller caps as they pursue firms with strong long-term earnings prospects and reasonable prices, so the fund’s average market cap is well below the group norm.

Meanwhile, the fund’s annualized expense ratio declined to a relatively fetching 1.48% for the six months ending Feb. 29. And the fund has a talented and growing investment team. Matthews and Headley are two of the savviest Asia hands around, and their firm just hired two analysts and plans to hire two more, which would bring the overall investment team to nine.

All this makes the fund one of its group’s best. It’s a great option for those who can handle the volatility that comes with investing in emerging Asia.

—William Samuel Rocco
    Senior Fund Analyst, Morningstar
    May 6, 2004

of 4 stars out of 68 funds in the Pacific/Asia ex-Japan stock category, 3 stars out of 68 funds for the 3-year period, and 4 stars out of 58 funds for the 5-year period. As of 6/30/04, the 1-year total return for the Matthews Japan Fund was 75.31%, the 5-year average annual total return was -0.89% and since inception (12/31/98) the average annual total return was 11.46%. As of August 31, 2004, the Matthews Japan Fund received an Overall Morningstar RatingTM of 3 stars out of 41 funds in the Japan stock category, 4 stars out of 41 funds for the 3-year period, and 3 stars out of 28 funds for the 5-year period. As of 6/30/04, the 1-year total return for the Matthews Asian Technology Fund was 47.92%, and since inception (12/27/99) the average annual total return was -12.82%. As of August 31, 2004, the Matthews Asian Technology Fund received an Overall Morningstar RatingTM of 5 stars out of 264 funds in the Specialty-Technology category and 5 stars out of 264 funds for the 3-year period. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. A fund’s rating may change at any time based on new data. Ratings are historical and do not represent future performance. Past performance is no guarantee of future results. Reprinted by permission of Morningstar.

800.789.ASIA [2742]    www.matthewsfunds.com       7

M A T T H E W S   P A C I F I C   T I G E R   F U N D

CO-PORTFOLIO MANAGERS	SYMBOL: MAPTX

Mark W. Headley and G. Paul Matthews

The Matthews Pacific Tiger Fund invests at least 80% of its assets in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

PORTFOLIO MANAGER COMMENTARY

For the fiscal year ended August 31, 2004, the Matthews Pacific Tiger Fund gained 18.45%. This return compared favorably to the 14.53% gain for the Fund’s benchmark MSCI All Country Far East Free ex-Japan Index and the 13.93% gain of the Lipper Pacific ex-Japan Funds category average, but slightly lagged the 19.13% gain of the benchmark MSCI All Country Asia Pacific Free ex-Japan Index. We are very pleased that the Fund has also significantly exceeded all three of these measures for the three-year and five-year periods and since the Fund’s inception in September 1994. Over the past decade, the Fund has participated in a period of tremendous turbulence and dramatic changes in Asia ex-Japan. The region is rapidly evolving into a more open and integrated environment that should allow well-positioned and well-managed corporations significant growth opportunities.

Positive performance for the Fund over the fiscal year was dominated by consumer-related companies and financials—two of

(continued on page 10)

GROWTH OF A $10,000 INVESTMENT

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.

8      MATTHEWS ASIAN FUNDS

A U G U S T   3 1,    2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 9/12/94
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2004*
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                     3 MTHS      1 YR      3 YRS      5 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
Matthews Pacific Tiger Fund                            0.76%    18.45%     18.99%     8.19%      4.67%

MSCI All Country Far East Free ex-Japan Index(1)       1.50%    14.53%     13.53%    -1.22%     -2.72%+

MSCI All Asia Pacific Free ex-Japan Index(2)           2.18%    19.13%     15.36%     1.97%     -0.19%+

Lipper Pacific ex-Japan Funds Category Average(3)      0.37%    13.93%     13.17%     1.93%     -0.37%+
---------------------------------------------------------------------------------------------------------
  +Calculated from 8/31/94

---------------------------------------------------------------------------------------------------------
MATTHEWS PACIFIC TIGER FUND AVERAGE ANNUAL RETURNS AS OF*:
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                        1 YR     3 YRS     5 YRS      10 YRS   INCEPTION
---------------------------------------------------------------------------------------------------------
June 30, 2004                                          37.88%    14.68%     6.83%       --       4.64%

September 30, 2004                                     21.73%    27.09%    11.40%      5.22%     5.20%
---------------------------------------------------------------------------------------------------------
  *Assumes reinvestment of all dividends. Past performance is not indicative of future results.
   Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

-------------------------------------------------------
                 OPERATING EXPENSES(4)
-------------------------------------------------------
For Fiscal Year 2004 (ended 8/31/04)            1.48%
-------------------------------------------------------

-------------------------------------------------------
                 PORTFOLIO TURNOVER(5)
-------------------------------------------------------
For Fiscal Year 2004 (ended 8/31/04)            15.16%
-------------------------------------------------------

------------------------------------------------
               COUNTRY ALLOCATION
------------------------------------------------
China/Hong Kong                            36.1%
South Korea                                26.1%
Singapore                                  13.3%
Thailand                                    8.7%
India(1)                                    6.5%
Taiwan                                      4.5%
Indonesia                                   4.1%
Philippines                                 0.1%
Cash and other                              0.6%
------------------------------------------------

------------------------------------------------
               SECTOR ALLOCATION
------------------------------------------------
Financials                                 28.6%
Consumer Discretionary                     17.9%
Information Technology                     16.6%
Consumer Staples                           14.4%
Telecommunication Services                  8.8%
Industrials                                 6.7%
Health Care                                 5.2%
Utilities                                   1.2%
Cash and other                              0.6%
------------------------------------------------

------------------------------------------------
              MARKET CAP EXPOSURE
------------------------------------------------
Large cap (over $5 billion)                26.4%
Mid cap ($1-$5 billion)                    51.5%
Small cap (under $1 billion)               21.5%
Cash and other                              0.6%
------------------------------------------------

------------------------------------------------------------------
NAV            ASSETS            REDEMPTION FEE        12b-1 FEES
------------------------------------------------------------------
$13.22     $587.1 million     2.00% within 90 days        None
------------------------------------------------------------------
All data is as of August 31, 2004, unless otherwise noted.
[1]	The MSCI All Country Far East Free ex-Japan Index is an unmanaged capitalization-weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. As of August 31, 2004, 6.5% of the assets in the Matthews Pacific Tiger Fund were invested in India, which is not included in the MSCI All Country Far East Free ex-Japan Index. Source: Bloomberg.
[2]	The MSCI All Country Asia Pacific Free ex-Japan Index is an unmanaged capitalization-weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand, China, India, Pakistan, Australia, and New Zealand that excludes securities not available to foreign investors. This benchmark has been added for comparison to the Fund due to this index’s inclusion of India. Source: Bloomberg.
[3]	As of 8/31/04, the Lipper Pacific ex-Japan Funds Category Average consisted of 61 funds for the three-month period, 59 funds for the one-year period, 50 funds for the three-year period, 41 funds for the five-year period, and 13 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
[4]	Includes management fee, shareholder services fees and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[5]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com      9

M A T T H E W S   P A C I F I C   T I G E R   F U N D

Portfolio manager commentary,
continued from page 8

the primary areas of the Fund’s long-term focus. While the telecommunications sector was able to contribute positively, information technology was the one notable area of weakness. From a country perspective, Hong Kong and Korea were the two dominant contributors to positive returns. Thailand, Singapore, India and Indonesia all contributed positively as well. Only China and Taiwan delivered negative returns.

The Fund continues to be very focused on domestically and regionally driven companies in Asia, rather than the typical export company. While the Fund does have export-related exposure, exposure to consumer-related companies is roughly double that of its benchmark indices. We continue to believe that the growing consumer power of Asia is one of the primary reasons to focus on Asian equities. Combined with its exposure to Asian financials, the Matthews Pacific Tiger Fund remains very Asia-centric.

The markets in Asia ex-Japan corrected sharply in April and May after almost a year of steady appreciation. That correction brought markets back to much more comfortable valuation levels. We believe that corporate profitability can continue to support the markets, with much of the inevitable uncertainty about future profits stemming not from Asia but from the Middle East and the U.S. economy.

SCHEDULE OF INVESTMENTS

EQUITIES: 99.38%*

                                                SHARES          VALUE
=====================================================================
CHINA/HONG KONG: 36.10%
Dah Sing Financial Group                     3,653,600    $26,231,143
Giordano International, Ltd.                39,929,000     22,396,217
Swire Pacific, Ltd. A Shares                 2,836,000     20,088,462
Lenovo Group, Ltd.                          50,510,000     15,865,422
Travelsky Technology,
   Ltd. H Shares                            18,217,000     12,962,179
PICC Property and Casualty
   Co., Ltd. H Shares **                    35,408,000     11,462,279
Shangri-La Asia, Ltd.                       12,244,000     11,380,714
Cosco Pacific, Ltd.                          7,484,000     11,226,072
Hang Lung Group, Ltd.                        7,114,000     10,944,686
BYD Co., Ltd. H Shares                       3,407,500      9,239,627
Sa Sa International
   Holdings, Ltd.                           22,582,000      9,119,712
Television Broadcasts, Ltd.                  2,114,700      8,757,083
China Mobile HK, Ltd.                        2,533,217      7,388,597
Huaneng Power International,
   Inc. ADR                                    229,000      6,835,650
Moulin International
   Holdings, Ltd.                           11,174,000      6,088,436
China Pharmaceutical
   Group, Ltd.                              24,935,000      6,073,949
Asia Satellite Telecommunications
   Holdings, Ltd.                            3,097,600      5,539,974
Vitasoy International
   Holdings, Ltd.                           20,782,750      5,302,300
China Mobile HK, Ltd. ADR                      346,350      5,063,637
                                                          -----------
Total China/Hong Kong                                     211,966,139
=====================================================================

10       MATTHEWS ASIAN FUNDS

A U G U S T   3 1,   2 0 0 4

                                                SHARES          VALUE
=====================================================================
SOUTH KOREA: 26.07%
Hana Bank                                    1,027,777    $23,065,534
AmorePacific Corp.                             113,910     21,657,586
Internet Auction Co., Ltd. **                  196,686     17,553,779
Samsung Electronics Co., Ltd.                   33,563     13,141,393
Hite Brewery Co., Ltd.                         171,957     11,793,726
Nong Shim Co., Ltd.                             56,148     11,747,769
Kookmin Bank **                                279,080      8,916,217
Pulmuone Co., Ltd.                             236,540      8,573,638
Samsung Securities Co., Ltd.                   472,640      8,124,558
S1 Corp.                                       294,320      7,576,150
LG Home Shopping, Inc.                         186,470      7,511,575
SK Telecom Co., Ltd.                            42,705      6,432,537
SK Telecom Co., Ltd. ADR                       263,000      4,970,700
Kookmin Bank ADR **                             62,000      1,980,899
                                                          -----------
Total South Korea                                         153,046,061
=====================================================================

SINGAPORE: 13.31%
DBS Group Holdings, Ltd.                     2,279,750     20,767,964
Fraser and Neave, Ltd.                       2,292,550     18,742,562
Venture Corp., Ltd.                          1,881,800     18,681,188
Hyflux, Ltd.                                12,418,125     10,732,474
Parkway Holdings, Ltd.                      12,339,000      9,222,996
                                                          -----------
Total Singapore                                            78,147,184
=====================================================================

THAILAND: 8.68%
Advanced Info Service Public
   Co., Ltd.                                 9,937,500     22,547,269
Bangkok Bank Public Co., Ltd. **             9,188,900     21,841,563
Serm Suk Public Co., Ltd.                   11,370,300      6,551,913
                                                          -----------
Total Thailand                                             50,940,745
=====================================================================

                                                SHARES          VALUE
=====================================================================
INDIA: 6.47%
Infosys Technologies, Ltd.                     312,974    $10,635,511
Hero Honda Motors, Ltd.                      1,019,800      9,737,005
Cipla, Ltd.                                  1,759,625      9,038,272
HDFC Bank, Ltd.                              1,085,883      8,608,338
                                                          -----------
Total India                                                38,019,126
=====================================================================

TAIWAN: 4.48%
Hon Hai Precision Industry
   Co., Ltd.                                 6,496,687     21,280,276
Taiwan Semiconductor
   Manufacturing Co., Ltd.                   3,619,045      4,996,919
                                                           ----------
Total Taiwan                                               26,277,195
=====================================================================

INDONESIA: 4.15%
PT Astra International, Inc.                14,291,730      9,680,265
PT Ramayana Lestari Sentosa                 20,845,600      8,727,358
PT Bank Central Asia                        31,131,000      5,977,152
                                                           ----------
Total Indonesia                                            24,384,775
=====================================================================

PHILIPPINES: 0.12%
SM Prime Holdings, Inc.                      7,030,000        713,324
                                                          -----------
Total Philippines                                             713,324
=====================================================================

TOTAL INVESTMENTS: 99.38%                                 583,494,549
(Cost $511,247,800***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.62%                                     3,638,128
                                                         ------------

NET ASSETS: 100.00%                                      $587,132,677
=====================================================================

*	As a percentage of net assets as of August 31, 2004
**	Non–income producing security
***	Cost for Federal tax purposes is $511,773,330 and net unrealized appreciation consists of:
     Gross unrealized appreciation..............$95,952,089
     Gross unrealized depreciation..............(24,230,870)
                                                -----------
     Net unrealized appreciation................$71,721,219
                                                ===========
ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com    11

M A T T H E W S   A S I A N   G R O W T H   A N D   I N C O M E   F U N D

PORTFOLIO MANAGER	SYMBOL: MACSX

G. Paul Matthews

The Matthews Asian Growth and Income Fund invests at least 80% of its assets in the dividend-paying equity securities and convertible bonds of companies located in Asia, which includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

Note: This fund is closed to most new investors.

PORTFOLIO MANAGER COMMENTARY

The Matthews Asian Growth and Income Fund gained 23.99% in the fiscal year ended August 31, 2004, outperforming its benchmark indices and peer group average. This outperformance was primarily due to particularly strong returns from higher-yielding equities in Hong Kong, Singapore and Korea. Many of the companies that have historically paid higher-than-average dividends are in businesses and sectors geared toward domestic consumption, which saw a particularly strong recovery from the economic impact of the SARS episode of the prior year.

While the performance of the Fund and its underlying markets was positive for the overall 12-month period under review, the markets during the period were

(continued on page 14)

GROWTH OF A $10,000 INVESTMENT

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.

12      MATTHEWS ASIAN FUNDS

A U G U S T   3 1,    2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 9/12/94
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2004*
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                     3 MTHS      1 YR      3 YRS      5 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
Matthews Asian Growth and Income Fund                  4.31%    23.99%     20.94%     16.26%     10.38%

MSCI All Country Far East Free ex-Japan Index(1)       1.50%    14.53%     13.53%     -1.22%     -2.72%+

Lipper Pacific ex-Japan Funds Category Average(2)      0.37%    13.93%     13.17%      1.93%     -0.37%+
---------------------------------------------------------------------------------------------------------
  +Calculated from 8/31/94

---------------------------------------------------------------------------------------------------------
MATTHEWS ASIAN GROWTH AND INCOME FUND AVERAGE ANNUAL RETURNS AS OF*:
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                       1 YR      3 YRS      5 YRS    10 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
June 30, 2004                                         30.79%     18.28%     16.71%       --     10.22%

September 30, 2004                                    22.73%     24.29%     17.38%    10.64%    10.60%
---------------------------------------------------------------------------------------------------------
*Assumes reinvestment of all dividends. Past performance is not indicative of future results.
 Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund's
 NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

-------------------------------------------------------
                OPERATING EXPENSES(3)
-------------------------------------------------------
For Fiscal Year 2004 (ended 8/31/04)            1.44%
-------------------------------------------------------

-------------------------------------------------------
                 PORTFOLIO TURNOVER(4)
-------------------------------------------------------
For Fiscal Year 2004 (ended 8/31/04)           17.46%
-------------------------------------------------------

------------------------------------------------
              COUNTRY ALLOCATION
------------------------------------------------
China/Hong Kong                            42.2%
South Korea                                20.1%
Singapore                                  12.6%
Thailand                                    6.3%
Taiwan                                      5.7%
Japan(1)                                    4.2%
United Kingdom(1)                           2.5%
Indonesia                                   2.3%
Australia(1)                                1.8%
India(1)                                    0.8%
Cash and other                              1.5%
------------------------------------------------

------------------------------------------------
               SECTOR ALLOCATION
------------------------------------------------
Financials                                 30.8%
Telecommunication Services                 21.8%
Consumer Discretionary                     15.2%
Utilities                                  13.0%
Industrials                                 6.2%
Consumer Staples                            5.1%
Energy                                      3.4%
Materials                                   1.6%
Health Care                                 1.4%
Cash and other                              1.5%
------------------------------------------------

------------------------------------------------
         BREAKDOWN BY SECURITY TYPE
------------------------------------------------
Equities                                   74.5%
Internationa(1) Dollar Bonds               20.1%
Preferred Equities                          3.9%
Cash and other                              1.5%
------------------------------------------------

------------------------------------------------
              MARKET CAP EXPOSURE
------------------------------------------------
Large cap (over $5 billion)                49.5%
Mid cap ($1-$5 billion)                    34.9%
Small cap (under $1 billion)               14.1%
Cash and other                              1.5%
------------------------------------------------

----------------------------------------------------------------
  NAV          ASSETS           REDEMPTION FEE       12b-1 FEES
----------------------------------------------------------------
$14.65     $1.01 billion     2.00% within 90 days       None
----------------------------------------------------------------
All data is as of August, 2004, unless otherwise noted.
[1]	The MSCI All Country Far East Free ex-Japan Index is an unmanaged capitalization-weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. As of August 31, 2004, 0.8% of the assets in the Matthews Asian Growth and Income Fund were invested in India, 4.2% of the Fund’s assets were invested in Japan, 1.8% of the Fund’s assets were invested in Australia, and 2.5% of the Fund’s assets were invested in the United Kingdom, which are not included in the MSCI All Country Far East Free ex-Japan Index. Source: Bloomberg.
[2]	As of 8/31/04, the Lipper Pacific ex-Japan Funds Category Average consisted of 61 funds for the three-month period, 59 funds for the one-year period, 50 funds for the three-year period, 41 funds for the five-year period, and 13 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
[3]	Includes management fee, shareholder services fees and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com      13

M A T T H E W S   A S I A N   G R O W T H   A N D   I N C O M E   F U N D

Portfolio manager commentary,
continued from page 12

nevertheless quite uneven. Generally speaking, the markets performed well in the final months of calendar 2003 and the early part of 2004, but saw periods of profit-taking and market weakness in the summer months of 2004. Among the reasons cited were the efforts by the authorities in mainland China to slow the pace of economic growth to head off potential imbalances and combat possible inflation. It is probably too early to know if these efforts will be successful, and this has caused some uncertainty in the markets. Whatever the short-term outlook for the economies of the region, we remain confident that over the long term, living standards in the region should continue to improve; and we believe that this should benefit companies exposed to regional consumption, which remains a major concentration for the portfolio.

By country, the greatest contribution to Fund performance came from its positions in Hong Kong, followed by Singapore and Korea. During the fiscal-year period, all of the underlying countries to which the Fund had exposure produced positive returns—which is unusual. However, the Fund’s positions in convertible bonds did not perform as well as its holdings in dividend-paying equities.

SCHEDULE OF INVESTMENTS

EQUITIES: 78.36%*

                                             SHARES          VALUE
==================================================================
CHINA/HONG KONG: 31.04%
Hongkong Land Holdings, Ltd.             15,727,700    $29,725,353
Hongkong Electric Holdings, Ltd.          5,914,500     26,387,938
CLP Holdings, Ltd.                        4,518,200     26,124,632
Hong Kong & China Gas
   Co., Ltd.                             13,382,000     24,104,911
Sun Hung Kai Properties, Ltd.             1,878,000     17,455,881
Caf, de Coral Holdings, Ltd.             15,091,100     17,219,442
Television Broadcasts, Ltd.               3,806,000     15,760,845
Hang Seng Bank, Ltd.                      1,128,800     15,050,763
Wharf Holdings, Ltd.                      4,553,000     15,030,834
MTR Corp., Ltd.                           9,636,800     14,764,166
Shangri-La Asia, Ltd.                    15,641,400     14,538,574
Giordano International, Ltd.             24,585,000     13,789,752
PCCW, Ltd. **                            19,206,000     12,804,082
Citic Pacific, Ltd.                       4,842,000     12,353,387
Cheung Kong Infrastructure
   Holdings, Ltd.                         4,475,500     11,102,754
Hengan International Group
   Co., Ltd.                             18,148,000     10,760,902
PetroChina Co., Ltd. ADR                    202,250     10,185,310
Hang Lung Group, Ltd.                     5,693,000      8,758,518
PetroChina Co., Ltd. H Shares            15,666,000      7,883,262
Vitasoy International
   Holdings, Ltd.                        26,825,000      6,843,858
Lerado Group Holding Co., Ltd.            6,396,000      1,107,007
China Hong Kong Photo Products
   Holdings, Ltd.                        14,998,003        922,960
                                                       -----------
Total China/Hong Kong                                  312,675,131
==================================================================

14      MATTHEWS ASIAN FUNDS

A U G U S T   3 1,    2 0 0 4

                                             SHARES          VALUE
==================================================================
SOUTH KOREA: 14.64%
Shinhan Financial Group Co., Ltd.         1,127,590    $19,089,296
Korea Gas Corp.                             658,590     18,525,256
Hyundai Motor Co., Ltd., Pfd.               721,890     15,887,409
Hyundai Motor Co., Ltd., 2nd Pfd.           510,230     12,159,407
KT Corp. ADR                                631,800     11,069,136
Samsung Fire & Marine Insurance
   Co., Ltd.                                171,260     10,214,491
Korean Reinsurance Co.                    2,186,690      7,270,932
SK Telecom Co., Ltd. ADR                    368,300      6,960,870
Korea Electric Power Corp. ADR              620,950      6,234,338
LG Ad, Inc.                                 340,870      5,933,449
Samsung Securities Co., Ltd.                341,260      5,866,170
Sindo Ricoh Co., Ltd.                       121,490      5,801,059
LG Chem Ltd., Pfd.                          200,380      4,523,054
Korea Electric Power Corp.                  238,500      4,192,929
Samsung Fire & Marine Insurance
   Co., Ltd., Pfd.                          142,820      3,998,737
Daehan City Gas Co., Ltd.                   280,300      3,820,558
Samchully Co., Ltd.                          66,410      3,217,153
LG Household & Health Care,
   Ltd., Pfd.                               177,830      2,701,762
                                                       -----------
Total South Korea                                      147,466,006
==================================================================

SINGAPORE: 12.62%
Singapore Post, Ltd.                     56,996,000     26,127,396
Fraser and Neave, Ltd.                    2,754,820     22,521,814
Singapore Telecommunications,
   Ltd.                                  15,769,000     21,087,337
Singapore Press Holdings, Ltd.            7,725,500     19,489,130
CapitalMall Trust REIT                   16,663,900     16,348,128
Singapore Exchange, Ltd.                 13,787,000     14,330,848
Parkway Holdings, Ltd.                    6,749,000      5,044,655
Singapore Technologies
   Engineering, Ltd.                      1,742,000      2,136,238
                                                       -----------
Total Singapore                                        127,085,546
==================================================================

                                             SHARES          VALUE
==================================================================
THAILAND: 6.29%
Advanced Info Service Public
   Co., Ltd.                              7,370,000    $16,721,849
PTT Public Co., Ltd.                      4,554,700      6,403,481
BEC World Public Co., Ltd.               28,857,300     12,748,483
Bangkok Bank Public Co., Ltd. **          4,196,300      9,974,399
Charoen Pokphand Foods
   Public Co., Ltd.                      52,037,000      4,747,673
Thai Reinsurance Public
   Co., Ltd.                             25,672,800      2,675,149
Charoen Pokphand Foods Public
   Co., Ltd. Warrants,
   Expires 7/21/05 **                       638,000         35,232
                                                        ----------
Total Thailand                                          63,306,266
==================================================================

JAPAN: 4.24%
Japan Real Estate Investment
   Corp. REIT                                 1,998     15,329,318
Japan Retail Fund Investment
   Corp. REIT                                 1,980     14,271,083
Nippon Building Fund, Inc. REIT               1,748     13,060,823
                                                        ----------
Total Japan                                             42,661,224
==================================================================

UNITED KINGDOM: 2.46%
HSBC Holdings PLC ADR                       278,700     21,705,156
HSBC Holdings PLC                           196,800      3,052,943
                                                        ----------
Total United Kingdom                                    24,758,099
==================================================================

See footnotes on page 17.

800.789.ASIA [2742]    www.matthewsfunds.com      15

M A T T H E W S   A S I A N   G R O W T H   A N D   I N C O M E   F U N D

SCHEDULE OF INVESTMENTS (continued)

EQUITIES (continued)

                                             SHARES          VALUE
==================================================================
INDONESIA: 2.30%
PT Telekomunikasi Indonesia
   ADR                                      745,500    $12,121,830
PT Tempo Scan Pacific                    12,357,000      8,765,232
PT Ramayana Lestari Sentosa               5,424,500      2,271,057
                                                       -----------
Total Indonesia                                         23,158,119
==================================================================

TAIWAN: 2.22%
Chunghwa Telecom Co.,
   Ltd. ADR                               1,252,200     21,362,532
Chunghwa Telecom Co., Ltd.                  648,000      1,027,967
                                                        ----------
Total Taiwan                                            22,390,499
==================================================================

AUSTRALIA: 1.78%
AXA Asia Pacific Holdings, Ltd.           6,585,658     17,950,759
                                                        ----------
Total Australia                                         17,950,759
==================================================================

INDIA: 0.77%
Hero Honda Motors, Ltd.                     812,300      7,755,804
                                                         ---------
Total India                                              7,755,804
==================================================================

TOTAL EQUITIES
   (Cost $627,302,151)                                 789,207,453
==================================================================

INTERNATIONAL DOLLAR BONDS: 20.11%*

                                        FACE AMOUNT          VALUE
==================================================================
CHINA/HONG KONG: 11.20%
China Mobile Hong Kong, Ltd., Cnv.
   2.25%, 11/03/05                      $47,650,000    $47,530,875
PCCW Capital II, Ltd., Cnv.
   1.00%, 01/29/07                       26,050,000     29,273,688
Shangri-La Finance, Ltd., Cnv.
   0.00%, 03/15/09                       14,722,000     14,722,000
Hang Lung Properties, Ltd., Cnv.
   5.50%, 12/29/49                       11,550,000     13,744,500
Tingyi (C.I.) Holding Corp., Cnv.
   3.50%, 06/04/05                        3,500,000      3,911,250
PCCW Capital, Ltd., Cnv.
   3.50%, 12/05/05                        3,000,000      3,605,940
                                                       -----------
Total China/Hong Kong                                  112,788,253
==================================================================

SOUTH KOREA: 5.42%
KT Corp., Cnv.
   0.25%, 01/04/07                       35,825,000     35,778,089
Korea Deposit Insurance Corp., Cnv.
   2.25%, 10/11/05                       14,820,000     18,450,900
KT Corp., Cnv.***
   0.25%, 01/04/07                          375,000        378,471
                                                        ----------
Total South Korea                                       54,607,460
==================================================================

16       MATTHEWS ASIAN FUNDS

A U G U S T   3 1,    2 0 0 4

                                        FACE AMOUNT          VALUE
==================================================================
TAIWAN: 3.49%
Cathay Financial Holding Co., Cnv.
   0.00%, 05/20/07                      $22,042,000    $26,395,295
Sinopac Holdings Co., Cnv.
   0.00%, 07/12/07                        7,177,000      8,791,825
                                                       -----------
Total Taiwan                                            35,187,120
==================================================================

TOTAL INTERNATIONAL
DOLLAR BONDS                                           202,582,833
(Cost $198,423,318)

------------------------------------------------------------------
TOTAL INVESTMENTS: 98.47%*                             991,790,286
(Cost $825,725,469****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.53%                                 15,396,230
                                                    --------------
NET ASSETS: 100.00%                                 $1,007,186,516
==================================================================
*	As a percentage of net assets as of August 31, 2004
**	Non–income producing security.
***	Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified, institutional buyers. At August 31, 2004, the value of this security amounted to $378,471 or 0.04% of net assets.

****	Cost for Federal tax purposes is $839,645,410 and net unrealized appreciation consists of:
     Gross unrealized appreciation.............$161,217,772
     Gross unrealized depreciation.............  (9,072,896)
                                               ------------
     Net unrealized appreciation...............$152,144,876
                                               ============
ADR	American Depositary Receipt
Cnv.	Convertible
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742]     www.matthewsfunds.com       17

M A T T H E W S   K O R E A   F U N D

CO-PORTFOLIO MANAGERS	SYMBOL: MAKOX

G. Paul Matthews and Mark W. Headley

The Matthews Korea Fund invests at least 80% of its assets in the common and preferred stocks of companies located in South Korea.

PORTFOLIO MANAGER COMMENTARY

Despite a challenging domestic economy and tough political environment, Korean equities managed a positive return during the fiscal year ended August 31, 2004. The Matthews Korea Fund gained 9.91%, while its benchmark KOSPI Index returned 8.73%. The Fund has historically underweighted capital-intensive industries, which performed well during the first half of the year. However, the Fund’s overweight positions in the consumer and financial sectors—which outperformed the market during the second half of the year—helped the Fund outperform the benchmark. The telecommunications sector hurt the performance of the Fund during the fiscal year.

The domestic economy remained weak during the fiscal year, and the consumer-debt problem, which began in late 2002, continued to hurt domestic sentiment in South Korea. To help revive the domestic

(continued on page 20)

GROWTH OF A $10,000 INVESTMENT

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.

18       MATTHEWS ASIAN FUNDS

A U G U S T   3 1,    2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 1/3/95
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2004*
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                     3 MTHS      1 YR      3 YRS      5 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
Matthews Korea Fund                                    0.25%     9.91%     26.30%     6.18%       0.20%

KOSPI Index(1)                                         0.70%     8.73%     18.95%    -1.95%      -5.85%

Lipper Pacific ex-Japan Funds Category Average(2)      0.37%    13.93%     13.17%     1.93%       1.63%+
---------------------------------------------------------------------------------------------------------
  +Calculated from 12/31/94

---------------------------------------------------------------------------------------------------------
MATTHEWS KOREA FUND AVERAGE ANNUAL RETURNS AS OF*:
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                                 1 YR      3 YRS      5 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
June 30, 2004                                                   24.10%    24.87%      6.01%       0.23%

September 30, 2004                                              19.84%    31.80%     10.23%       0.51%
---------------------------------------------------------------------------------------------------------
  *Assumes reinvestment of all dividends. Past performance is not indicative of future results.
   Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund's NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

-------------------------------------------------------
                 OPERATING EXPENSES(3)
-------------------------------------------------------
For Fiscal Year 2004 (ended 8/31/04)             1.50%
-------------------------------------------------------

-------------------------------------------------------
                 PORTFOLIO TURNOVER(4)
-------------------------------------------------------
For Fiscal Year 2004 (ended 8/31/04)            18.40%
-------------------------------------------------------

------------------------------------------------
              COUNTRY ALLOCATION
------------------------------------------------
South Korea                                99.2%
Cash and other                              0.8%
------------------------------------------------

------------------------------------------------
                SECTOR ALLOCATION
------------------------------------------------
Financials                                 21.6%
Information Technology                     21.3%
Consumer Discretionary                     20.8%
Consumer Staples                           11.7%
Telecommunication Services                  8.0%
Industrials                                 7.4%
Health Care                                 6.1%
Utilities                                   1.5%
Materials                                   0.8%
Cash and other                              0.8%
------------------------------------------------

------------------------------------------------
             MARKET CAP EXPOSURE
------------------------------------------------
Large cap (over $5 billion)                35.2%
Mid cap ($1-$5 billion)                    30.3%
Small cap (under $1 billion)               33.7%
Cash and other                              0.8%
------------------------------------------------

---------------------------------------------------------------
 NAV          ASSETS            REDEMPTION FEE       12b-1 FEES
---------------------------------------------------------------
$3.94     $110.2 million     2.00% within 90 days       None
---------------------------------------------------------------
All data is as of August, 2004, unless otherwise noted.
[1]	The South Korea Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. Source: Bloomberg.
[2]	As of 8/31/04, the Lipper Pacific ex-Japan Funds Category Average consisted of 61 funds for the three-month period, 59 funds for the one-year period, 50 funds for the three-year period, 41 funds for the five-year period, and 16 funds since 12/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
[3]	Includes management fee, shareholder services fees and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com       19

M A T T H E W S   K O R E A   F U N D

Portfolio manager commentary,
continued from page 18

economy, the government implemented various measures: The central bank lowered interest rates despite rising interest rates in the U.S., and the government cut taxes on various consumer products. Political parties remained deeply divided on issues such as moving the nation’s capital from Seoul to another location approximately 100 miles away. No major improvements between North and South Korea relations were made during the year, and North Korea remains one of the key risks for the South Korean economy.

During the fiscal year, exports fared well despite persisting concerns over China’s slowdown. Korean-made automobiles and IT products continued to fare well in North America and also showed strong growth in the European market. South Korean firms maintained their strong positions in memory chips and flat-panel monitors.

The Fund remains focused on the consumer, financial and technology sectors, which we believe will benefit most from the development of the South Korean economy and the increasing wealth of its population.

SCHEDULE OF INVESTMENTS

EQUITIES: SOUTH KOREA: 99.21%*

                                          SHARES          VALUE
===============================================================
FINANCIALS: 21.56%
Commercial Banks: 15.25%
Hana Bank                                271,544     $6,094,033
Kookmin Bank **                          166,992      5,335,161
Shinhan Financial Group Co., Ltd.        231,612      3,921,026
Kookmin Bank ADR **                       45,439      1,451,776
                                                     ----------
                                                     16,801,996
                                                     ----------

Insurance: 4.07%
Samsung Fire & Marine
   Insurance Co., Ltd.                    52,523      3,132,639
Samsung Fire & Marine
   Insurance Co., Ltd., Pfd.              48,440      1,356,244
                                                     ----------
                                                      4,488,883
                                                     ----------

Capital Markets: 2.24%
Samsung Securities Co., Ltd.             143,555      2,467,673
                                                     ----------
Total Financials                                     23,758,552
===============================================================

INFORMATION TECHNOLOGY: 21.29%
Semiconductors & Semiconductor Equipment:
10.22%
Samsung Electronics Co., Ltd.             24,701      9,671,529
Samsung Electronics Co., Ltd., Pfd.        6,180      1,593,489
                                                     ----------
                                                     11,265,018
                                                     ----------

Electronic Equipment & Instruments: 4.78%
Kumho Electric Inc.                       59,130      1,943,023
Power Logics Co., Ltd. **                113,725      1,194,663
Daeduck GDS Co., Ltd.                    134,520      1,122,314
Amotech Co., Ltd.                         72,976      1,007,352
                                                     ----------
                                                      5,267,352
                                                     ----------

Internet Software & Services: 2.72%
NHN Corp.                                 35,064      2,998,484
                                                     ----------

Software: 2.49%
NCsoft Corp. **                           37,926      2,739,457
                                                     ----------

Computers & Peripherals: 1.08%
LG.Philips LCD Co., Ltd. ADR**            80,000      1,190,400
                                                     ----------

Total Information Technology                         23,460,711
===============================================================

20       MATTHEWS ASIAN FUNDS

A U G U S T   3 1,    2 0 0 4

                                         SHARES           VALUE
===============================================================
CONSUMER DISCRETIONARY: 20.80%
Media: 6.09%
CJ Entertainment, Inc.                   203,508     $3,074,219
Cheil Communications, Inc.                18,840      2,461,623
LG Ad, Inc.                               67,430      1,173,739
                                                     ----------
                                                      6,709,581
                                                     ----------

Automobiles: 5.76%
Hyundai Motor Co.                         90,691      3,928,880
Hyundai Motor Co., Pfd.                  109,890      2,418,467
                                                     ----------
                                                      6,347,347
                                                     ----------
Internet & Catalog Retail: 3.97%
Internet Auction Co., Ltd. **             30,824      2,750,972
LG Home Shopping, Inc.                    40,430      1,628,643
                                                     ----------
                                                      4,379,615
                                                     ----------

Multiline Retail: 3.50%
Hyundai Department Store
   Co., Ltd.                              96,300      2,871,819
Taegu Department Store Co., Ltd.         133,110        986,900
                                                     ----------
                                                      3,858,719
                                                     ----------
Auto Components: 0.93%
Korea Electric Terminal Co., Ltd.         62,460      1,024,868
                                                     ----------
Textiles, Apparel & Luxury Goods: 0.55%
Handsome Co., Ltd.                        75,869        600,049
                                                     ----------
Total Consumer Discretionary                         22,920,179
===============================================================

                                          SHARES          VALUE
===============================================================
CONSUMER STAPLES: 11.70%
Food Products: 5.54%
Nong Shim Co., Ltd.                       16,390     $3,429,257
Pulmuone Co., Ltd.                        43,510      1,577,065
ORION Corp.                               15,760      1,101,428
                                                     ----------
                                                      6,107,750
                                                     ----------
Personal Products: 3.52%
AmorePacific Corp.                        20,390      3,876,730
                                                     ----------

Beverages: 2.64%
Hite Brewery Co., Ltd.                    42,481      2,913,573
                                                     ----------
Total Consumer Staples                               12,898,053
===============================================================

TELECOMMUNICATION SERVICES: 7.95%
Wireless Telecommunication Services: 4.87%
SK Telecom Co., Ltd.                      19,845      2,989,198
SK Telecom Co., Ltd. ADR                  86,900      1,642,410
KT Freetel Co., Ltd.                      46,671        737,433
                                                     ----------
                                                      5,369,041
                                                     ----------

Diversified Telecommunication Services: 3.08%
KT Corp.                                  59,720      1,889,824
KT Corp. ADR                              85,600      1,499,712
                                                     ----------
                                                      3,389,536
                                                     ----------
Total Telecommunication Services                      8,758,577
===============================================================

See footnotes on page 23.

800.789.ASIA [2742]    www.matthewsfunds.com      21

M A T T H E W S   K O R E A   F U N D

SCHEDULE OF INVESTMENTS (continued)

EQUITIES: SOUTH KOREA (continued)

                                          SHARES          VALUE
===============================================================
INDUSTRIALS: 7.40%
Commercial Services & Supplies: 5.45%
S1 Corp.                                 126,665     $3,260,509
Sindo Ricoh Co., Ltd.                     34,526      1,648,591
Shinsegae Food Systems Co., Ltd.          36,059      1,095,685
                                                     ----------
                                                      6,004,785
                                                     ----------

Construction & Engineering: 1.95%
Tae Young Corp.                           69,020      2,145,172
                                                     ----------
Total Industrials                                     8,149,957
===============================================================

HEALTH CARE: 6.11%
Pharmaceuticals: 6.11%
Yuhan Corp.                               36,505      2,164,597
Hanmi Pharm Co., Ltd.                     59,880      1,858,497
LG Life Sciences, Ltd. **                 57,640      1,651,361
Daewoong Pharmaceutical
   Co., Ltd.                              68,210      1,059,998
                                                     ----------
Total Health Care                                     6,734,453
===============================================================

                                          SHARES          VALUE
===============================================================
UTILITIES: 1.56%
Electric Utilities: 1.09%
Korea Electric Power Corp.                68,510     $1,204,434
                                                     ----------
Gas Utilities: 0.47%
Samchully Co., Ltd.                       10,570        512,051
                                                     ----------
Total Utilities                                       1,716,485
===============================================================

MATERIALS: 0.84%
Chemicals: 0.84%
LG Chem, Ltd.                             24,420        928,590
                                                     ----------
Total Materials                                         928,590
===============================================================

22      MATTHEWS ASIAN FUNDS

A U G U S T   3 1,    2 0 0 4

                                                          VALUE
===============================================================
TOTAL INVESTMENTS: 99.21%                          $109,325,557
(Cost $79,010,320***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.79%                                 873,618
                                                   ------------

NET ASSETS: 100.00%                                $110,199,175
===============================================================
*	As a percentage of net assets as of August 31, 2004
**	Non–income producing security.
***	Cost for Federal tax purposes is $80,410,374 and net unrealized appreciation consists of:
     Gross unrealized appreciation..................$35,211,134
     Gross unrealized depreciation.................. (6,295,951)
                                                    -----------
     Net unrealized appreciation....................$28,915,183
                                                    ===========
ADR	American Depositary Receipt
GDS	Global Depositary Shares
Pfd.	Preferred

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com       23

M A T T H E W S   C H I N A    F U N D

CO-PORTFOLIO MANAGERS	SYMBOL: MCHFX

Richard H. Gao, Mark W. Headley and G. Paul Matthews

The Matthews China Fund invests at least 80% of its assets in the common and preferred stocks of companies located in China. China includes Taiwan and Hong Kong.

PORTFOLIO MANAGER COMMENTARY

For the fiscal year ended August 31, 2004, the Matthews China Fund gained 15.48%, underperforming its benchmark, the MSCI China Free Index, which gained 21.91% over the same period. However, the Fund outperformed its peer group as measured by the Lipper China Region Funds category average, which gained 14.92% on average.

Chinese equities had a volatile trading period during the fiscal year. China shares staged a huge rally in the first half, driven by a strong economic recovery after the SARS epidemic. The market later encountered a substantial correction in March and April, after signs of overheating appeared in the economy and tightening measures were carried out by the central bank. Toward the end of the fiscal year, China shares stabilized as investors became less worried about a hard-landing scenario in the economy.

(continued on page 26)

GROWTH OF A $10,000 INVESTMENT

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.

24       MATTHEWS ASIAN FUNDS

A U G U S T   3 1,    2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 2/19/98
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2004*
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                     3 MTHS      1 YR      3 YRS      5 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
Matthews China Fund                                   -3.35%    15.48%     14.31%    11.60%       6.33%

MSCI China Free Index(1)                               0.17%    21.91%     16.50%    -9.36%     -10.33%+

Lipper China Region Funds Category Average(2)         -0.27%    14.92%     12.50%     6.57%       4.35%+
---------------------------------------------------------------------------------------------------------
  +Calculated from 2/28/98

---------------------------------------------------------------------------------------------------------
MATTHEWS CHINA FUND AVERAGE ANNUAL RETURNS AS OF*:
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                                 1 YR      3 YRS      5 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
June 30, 2004                                                   37.94%     6.99%      9.46%      6.69%

September 30, 2004                                              19.44%    20.78%     14.36%      7.20%
---------------------------------------------------------------------------------------------------------
  *Assumes reinvestment of all dividends. Past performance is not indicative of future results.
   Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund's NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

-------------------------------------------------------
                 OPERATING EXPENSES(3)
-------------------------------------------------------
For Fiscal Year 2004 (ended 8/31/04)             1.50%
-------------------------------------------------------

-------------------------------------------------------
                 PORTFOLIO TURNOVER(4)
-------------------------------------------------------
For Fiscal Year 2004 (ended 8/31/04)            28.99%
-------------------------------------------------------

------------------------------------------------
             CHINA EXPOSURE(5)
------------------------------------------------
China Play                                 34.0%
Red Chip                                   30.3%
H Share                                    28.4%
B Share                                     6.3%
Cash and other                              1.0%
------------------------------------------------

------------------------------------------------
              SECTOR ALLOCATION
------------------------------------------------
Consumer Discretionary                     23.0%
Industrials                                16.8%
Financials                                 13.7%
Utilities                                  10.5%
Information Technology                      8.9%
Energy                                      7.3%
Telecommunications Services                 7.3%
Materials                                   4.1%
Health Care                                 4.0%
Consumer Staples                            3.4%
Cash and other                              1.0%
------------------------------------------------

------------------------------------------------
            MARKET CAP EXPOSURE
------------------------------------------------
Large cap (over $5 billion)                29.7%
Mid cap ($1-$5 billion)                    46.2%
Small cap (under $1 billion)               23.1%
Cash and other                              1.0%
------------------------------------------------

---------------------------------------------------------------
 NAV          ASSETS            REDEMPTION FEE       12b-1 FEES
---------------------------------------------------------------
$13.26    $340.3 million     2.00% within 90 days       None
---------------------------------------------------------------
All data is as of August, 2004, unless otherwise noted.
[1]	The MSCI China Free Index is an unmanaged capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Bloomberg.
[2]	As of 8/31/04, the Lipper China Region Funds Category Average consisted of 22 funds for the three-month, one-year and three-year periods; 20 funds for the five-year period; and 16 funds since 2/28/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
[3]	Includes management fee, shareholder services fees and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
[5]	China Plays are Hong Kong companies that conduct the majority of their business in mainland China. Red Chips are Mainland Chinese companies listed on the Hong Kong stock exchange and incorporated in Hong Kong. H shares are Mainland Chinese companies listed on the Hong Kong stock exchange; companies are incorporated in Mainland China and approved by the China Securities Regulatory Commission for a listing in Hong Kong. B Shares are Mainland Chinese stocks listed on the Shanghai and Shenzhen stock exchanges, available to Chinese and foreign investors.

800.789.ASIA [2742]    www.matthewsfunds.com       25

M A T T H E W S   C H I N A  F U N D

Portfolio manager commentary,
continued from page 24

Over the year, the Matthews China Fund benefited most from its positions in the industrials, consumer discretionary and energy sectors, while the information technology sector produced negative returns. The Fund’s relative underweighting in the commodity-related energy and basic materials sectors, which accounted for almost 30% of the benchmark index, was the primary reason why the Fund’s performance lagged that of its benchmark. Although commodity-related stocks declined sharply in the second half of the year, they were still the largest contributors to the benchmark index due to their huge gains in the first half.

The Fund has been shifting its positions out of some H-share companies into China plays that we believe will benefit from business developments not only in China but also in Hong Kong, whose economy is undergoing a recovery. We also added some new positions, mainly in the consumer, technology and financial sectors. China’s economic tightening measures are underway, which the Chinese authorities hope will lead to an economic soft landing. We continue with our bottom-up stock picking approach, building a portfolio with companies that we believe will be long-term beneficiaries of China’s economic development.

SCHEDULE OF INVESTMENTS

EQUITIES: CHINA/HONG KONG: 99.00%*

                                             SHARES          VALUE
==================================================================
CONSUMER DISCRETIONARY: 22.97%
Hotels, Restaurants & Leisure: 4.89%
Shangri-La Asia, Ltd.                     8,465,600     $7,868,717
Cafe de Coral Holdings, Ltd.              4,152,100      4,737,683
China Travel International
   Investment Hong Kong, Ltd.            19,264,000      3,951,615
China Travel International Investment
   Hong Kong, Ltd. Warrants,
   Expires 5/31/06 **                     2,942,400         94,308
                                                        ----------
                                                        16,652,323
                                                        ----------

Media: 4.41%
Television Broadcasts, Ltd.               2,542,000     10,526,554
Clear Media, Ltd. **                      6,079,000      4,481,343
                                                        ----------
                                                        15,007,897
                                                        ----------

Household Durables: 3.84%
TCL International Holdings, Ltd.         24,764,000      8,889,698
Lerado Group Holding Co., Ltd.           24,089,000      4,169,277
                                                        ----------
                                                        13,058,975
                                                        ----------

Textiles, Apparel & Luxury Goods: 3.01%
Weiqiao Textile Co., Ltd.
   H Shares                               3,870,000      6,177,155
Texwinca Holdings, Ltd.                   4,742,000      4,073,283
                                                        ----------
                                                        10,250,438
                                                        ----------

Automobiles: 2.99%
Denway Motors, Ltd.                      25,805,200     10,173,269
                                                        ----------

Distributors: 2.15%
Li & Fung, Ltd.                           5,704,000      7,312,867
                                                        ----------

Specialty Retail: 1.68%
Giordano International, Ltd.             10,188,000      5,714,460
                                                        ----------
Total Consumer Discretionary                            78,170,229
==================================================================

26      MATTHEWS ASIAN FUNDS

A U G U S T   3 1,    2 0 0 4

                                             SHARES          VALUE
==================================================================
INDUSTRIALS: 16.78%
Transportation Infrastructure: 8.92%
Cosco Pacific Ltd.                        5,604,000     $8,406,054
Zhejiang Expressway Co.,
   Ltd. H Shares                          9,656,000      6,561,170
Beijing Capital International
   Airport Co., Ltd. H Shares            11,944,000      4,172,770
China Merchants Holdings
   International Co., Ltd.                5,205,000      7,907,647
GZI Transport, Ltd.                      12,384,000      3,294,483
                                                        ----------
                                                        30,342,124
                                                        ----------

Electrical Equipment: 2.73%
BYD Co., Ltd. H Shares                    3,429,500      9,299,281
                                                        ----------
Machinery: 1.93%
Shanghai Zhenhua Port Machinery
   Co., Ltd. B Shares                     8,729,682      6,582,180
                                                        ----------
Industrial Conglomerates: 1.21%
Shanghai Industrial
   Holdings, Ltd.                         2,239,000      4,119,212
                                                        ----------
Airlines: 1.01%
China Southern Airlines Co.,
   Ltd. H Shares **                       9,958,000      3,447,022
                                                        ----------
Air Freight & Logistics: 0.98%
Sinotrans, Ltd. H Shares                 10,566,000      3,318,829
                                                        ----------
Total Industrials                                       57,108,648
==================================================================

                                             SHARES          VALUE
==================================================================
FINANCIALS: 13.71%
Real Estate: 7.30%
Swire Pacific, Ltd. A Shares              2,103,500    $14,899,887
China Vanke Co., Ltd. B Shares           20,396,858      9,936,995
                                                       -----------
                                                        24,836,882
                                                       -----------
Commercial Banks: 3.76%
BOC Hong Kong Holdings, Ltd.              7,131,500     12,800,210
                                                       -----------
Insurance: 2.65%
PICC Property and Casualty
   Co., Ltd. H Shares **                 17,580,000      5,690,998
China Insurance International
   Holdings Co., Ltd.                     8,104,000      3,324,739
                                                       -----------
                                                         9,015,737
                                                       -----------
Total Financials                                        46,652,829
==================================================================

UTILITIES: 10.49%
Electric Utilities: 6.59%
Datang International Power
   Generation, Co., Ltd. H Shares        11,232,000      8,784,056
Huaneng Power International,
   Inc. H Shares                          8,604,000      6,397,887
Guangdong Electric Power
   Development Co., Ltd. B Shares         8,471,726      4,876,704
Huaneng Power International,
   Inc. ADR                                  78,800      2,352,180
                                                       -----------
                                                        22,410,827
                                                       -----------
Gas Utilities: 3.90%
Hong Kong and China Gas
   Co., Ltd.                              7,363,400     13,263,645
                                                       -----------
Total Utilities                                         35,674,472
==================================================================

See footnotes on page 29.

800.789.ASIA [2742]    www.matthewsfunds.com      27

M A T T H E W S   C H I N A  F U N D

SCHEDULE OF INVESTMENTS (continued)

EQUITIES: CHINA/HONG KONG (continued)

                                           SHARES         VALUE
==================================================================
INFORMATION TECHNOLOGY: 8.87%
Computers & Peripherals: 4.18%
Lenovo Group, Ltd.                       23,968,000     $7,528,459
TPV Technology, Ltd.                     10,338,000      6,693,235
                                                        ----------
                                                        14,221,694
                                                        ----------
Communications Equipment: 1.78%
Comba Telecom Systems
   Holdings, Ltd.                        11,214,000      6,074,289
                                                        ----------
IT Services: 1.49%
Travelsky Technology,
   Ltd. H Shares                          7,110,000      5,059,071
                                                        ----------
Internet Software & Services: 1.01%
   Sina Corp. **                            164,600      3,431,087
                                                        ----------
Semiconductors & Semiconductor Equipment: 0.41%
Semiconductor Manufacturing
   International, Corp. ADR **              138,000      1,402,080
                                                        ----------
Total Information Technology                            30,188,221
==================================================================

ENERGY: 7.37%
Oil & Gas: 5.76%
Sinopec Zhenhai Refining and
   Chemical Co., Ltd.                     7,352,000      7,069,276
CNOOC, Ltd.                              14,729,000      6,892,461
PetroChina Co., Ltd. H Shares            11,226,000      5,649,017
                                                        ----------
                                                        19,610,754
                                                        ----------
Energy Equipment & Services: 1.61%
China Oilfield Services,
   Ltd. H Shares                         18,018,000      5,428,535
                                                        ----------
Total Energy                                            25,039,289
==================================================================

                                            SHARES        VALUE
==================================================================
TELECOMMUNICATION SERVICES: 7.32%
Wireless Telecommunication Services: 5.65%
China Mobile HK, Ltd.                     5,199,583    $15,165,548
China Unicom, Ltd.                        4,366,000      3,218,546
China Mobile HK, Ltd. ADR                    50,500        738,310
China Unicom, Ltd. ADR                       16,200        118,908
                                                        ----------
                                                        19,241,312
                                                        ----------
Diversified Telecommunication Services: 1.67%
China Telecom Corp.,
   Ltd. H Shares                         17,724,000      5,680,806
                                                        ----------
Total Telecommunication Services                        24,922,118
==================================================================

MATERIALS: 4.08%
Construction Materials: 4.08%
Cheung Kong Infrastructure
   Holdings, Ltd.                         5,589,500     13,866,349
                                                        ----------
Total Materials                                         13,866,349
==================================================================

HEALTH CARE: 4.00%
Biotechnology: 1.55%
Global Bio-chem Technology
   Group Co., Ltd.                        7,204,000      5,218,316
Global Bio-chem Technology
   Group Co., Ltd. Warrants,
   Expires 5/31/07 **                     1,089,000         67,016
                                                        ----------
                                                         5,285,332
                                                        ----------
Pharmaceuticals: 1.30%
China Pharmaceutical
   Group, Ltd.                           18,084,000      4,405,105
                                                        ----------
Health Care Equipment & Supplies: 1.15%
Moulin International
   Holdings, Ltd.                         7,192,000      3,918,743
                                                        ----------
Total Health Care                                       13,609,180
==================================================================

28      MATTHEWS ASIAN FUNDS

A U G U S T   3 1,    2 0 0 4

                                             SHARES          VALUE
==================================================================
CONSUMER STAPLES: 3.41%
Beverages: 1.27%
Tsingtao Brewery Co.,
   Ltd. H Shares                          4,711,000     $4,318,444
                                                        ----------
Food & Staples Retailing: 1.13%
Lianhua Supermarket Holdings,
   Ltd. H Shares                          3,983,000      3,855,364
                                                        ----------
Food Products: 1.01%
China Mengniu Dairy
   Co., Ltd. **                           5,468,000      3,435,048
                                                        ----------
Total Consumer Staples                                  11,608,856
==================================================================

TOTAL INVESTMENTS: 99.00%                              336,840,191
(Cost $342,892,064***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.00%                                  3,411,209
                                                      ------------
NET ASSETS: 100.00%                                   $340,251,400
==================================================================
*	As a percentage of net assets as of August 31, 2004
**	Non–income producing security.
***	Cost for Federal tax purposes is $343,677,434 and net unrealized depreciation consists of:
     Gross unrealized appreciation.....................$21,830,561
     Gross unrealized depreciation.....................(28,667,804)
                                                       -----------
     Net unrealized depreciation.......................($6,837,243)
                                                       ===========
ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com       29

M A T T H E W S   J A P A N   F U N D

PORTFOLIO MANAGER	SYMBOL: MJFOX

Mark W. Headley

The Matthews Japan Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Japan.

PORTFOLIO MANAGER COMMENTARY

Japanese equities experienced some volatility during the fiscal year ended August 31, 2004, due to geopolitical concerns, mixed economic data in Japan, and weaker economic conditions in both China and the U.S., its major trading partners. Despite the uncertainty, the improving employment conditions and business outlook in Japan bolstered Japanese equities. For the fiscal year, the Matthews Japan Fund gained 35.14%, outperforming its benchmarks, the MSCI Developed Markets Japan and TOPIX indices, which gained 20.56% and 21.96%, respectively.

Despite the volatility in the Japanese financial markets, the Fund performed well relative to its peers and relevant benchmark indices. The Fund’s positions in the financial, information technology and consumer discretionary sectors contributed to its performance. Positions in

(continued on page 32)

GROWTH OF A $10,000 INVESTMENT

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.

30      MATTHEWS ASIAN FUNDS

A U G U S T   3 1,    2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 12/31/98
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2004*
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                     3 MTHS      1 YR      3 YRS      5 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
Matthews Japan Fund                                    0.07%    35.14%     10.45%    -4.80%      9.78%

MSCI Developed Markets Japan Index(1)                 -0.14%    20.56%      3.11%    -4.33%      0.98%

TOPIX Index(2)                                        -0.36%    21.96%      4.77%    -4.04%      2.52%

Lipper Japanese Funds Category Average(3)             -0.95%    19.57%      3.39%    -5.58%      3.01%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
MATTHEWS JAPAN FUND AVERAGE ANNUAL RETURNS AS OF*:
------------------------------------------------------------------------------------------------
                                                                                        SINCE
                                                        1 YR     3 YRS     5 YRS      INCEPTION
------------------------------------------------------------------------------------------------
June 30, 2004                                          75.31%     7.58%    -0.89%      11.46%

September 30, 2004                                     15.56%    12.45%    -6.10%       9.02%
------------------------------------------------------------------------------------------------
  *Assumes reinvestment of all dividends. Past performance is not indicative of future results.
   Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

-------------------------------------------------------
                 OPERATING EXPENSES(4)
-------------------------------------------------------
For Fiscal Year 2004 (ended 8/31/04)            1.45%
-------------------------------------------------------

-------------------------------------------------------
                 PORTFOLIO TURNOVER(5)
-------------------------------------------------------
For Fiscal Year 2004 (ended 8/31/04)            14.57%
-------------------------------------------------------

------------------------------------------------
             COUNTRY ALLOCATION
------------------------------------------------
Japan                                      98.2%
Cash and other                              1.8%
------------------------------------------------

------------------------------------------------
              SECTOR ALLOCATION
------------------------------------------------
Consumer Discretionary                     33.0%
Financials                                 21.1%
Information Technology                     14.0%
Industrials                                11.9%
Consumer Staples                            9.4%
Telecommunications Services                 6.9%
Health Care                                 1.9%
Cash and other                              1.8%
------------------------------------------------

------------------------------------------------
              MARKET CAP EXPOSURE
------------------------------------------------
Large cap (over $5 billion)                49.6%
Mid cap ($1-$5 billion)                    37.6%
Small cap (under $1 billion)               11.0%
Cash and other                              1.8%
------------------------------------------------

---------------------------------------------------------------
 NAV          ASSETS            REDEMPTION FEE       12b-1 FEES
---------------------------------------------------------------
$14.73    $195.3 million     2.00% within 90 days       None
---------------------------------------------------------------
All data is as of August 31, 2004, unless otherwise noted.
[1]	The MSCI Developed Markets Japan Index is an unmanaged capitalization-weighted index of Japanese equities listed in Japan. Source: Bloomberg.
[2]	The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. Source: Bloomberg.
[3]	As of 8/31/04, the Lipper Japanese Funds Category Average consisted of 45 funds for the three-month period, 42 funds for the one-year period, 38 funds for the three-year period, 28 funds for the five-year period, and 28 funds since 12/31/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
[4]	Includes management fee, shareholder services fees and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[5]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com       31

M A T T H E W S   J A P A N   F U N D

Portfolio manager commentary, continued from page 30

the industrial and telecommunications sectors underperformed, detracting from the Fund’s performance.

The Fund remains biased toward three main sectors: consumer, financials and technology, as we expect these areas to be beneficiaries of improvement in consumer and corporate spending in Japan and Asia. As a multicapitalization fund, the Matthews Japan Fund is also diversified among small, medium and large-capitalization stocks. We believe that this diversification will help the Fund’s performance in times of index-specific corrections in either the Japanese small-cap or large-cap indices. Our investments include lesser-known smaller businesses as well as larger and mid-sized companies. Irrespective of market capitalization, we look for companies that can grow their business in Japan and or that have the capacity to seek growth in the Asia region.

Over the past decade, recoveries in the Japanese equity market have been short-lived due to a lack of fundamental change in the business environment in Japan. We believe that the general conditions in Japan are improving. Many Japanese companies are improving relations with investors. In addition, we find the business climate in Japan to be more receptive to innovation and change, which we believe will positively impact the future profitability and growth of Japanese companies.

SCHEDULE OF INVESTMENTS

EQUITIES: Japan: 98.23%*

                                            SHARES        VALUE
==================================================================
CONSUMER DISCRETIONARY: 33.03%
Leisure, Equipment & Products: 8.13%
Shimano, Inc.                               225,300     $5,132,352
Yamaha Corp.                                306,100      4,557,542
Studio Alice Co., Ltd.                      185,000      3,700,169
Fuji Photo Film Co., Ltd.                    79,000      2,476,286
                                                        ----------
                                                        15,866,349
                                                        ----------
Household Durables: 7.60%
Sharp Corp.                                 373,000      5,200,146
Matsushita Electric Industrial
   Co., Ltd                                 377,000      5,053,232
Makita Corp.                                312,000      4,591,371
                                                        ----------
                                                        14,844,749
                                                        ----------
Specialty Retail: 4.95%
Gulliver International Co., Ltd.             40,740      4,369,309
Nitori Co., Ltd.                             61,250      3,878,878
Paris Miki, Inc.                             66,800      1,427,363
                                                        ----------
                                                         9,675,550
                                                        ----------
Automobiles: 2.99%
Honda Motor Co., Ltd. ADR                   233,800      5,840,324
                                                        ----------
Multiline Retail: 2.81%
Mitsukoshi, Ltd.                          1,149,000      5,486,136
                                                        ----------
Media: 2.75%
Fuji Television Network, Inc.                 2,452      5,362,249
                                                        ----------
Hotels Restaurants & Leisure: 2.51%
Nissin Healthcare Food Service
   Co., Ltd.                                260,800      4,895,421
                                                        ----------
Internet & Catalog Retail: 1.29%
Rakuten, Inc.                                   362      2,490,410
Belluna Co., Ltd.                               710         23,873
                                                        ----------
                                                         2,514,283
                                                        ----------
Total Consumer Discretionary                            64,485,061
==================================================================

32     MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

                                            SHARES        VALUE
==================================================================
FINANCIALS: 21.09%
Commercial Banks: 9.23%
The Sumitomo Trust and Banking
   Co., Ltd.                              1,194,000     $7,213,285
Mizuho Financial Group, Inc.                  1,509      6,077,525
The Joyo Bank, Ltd.                       1,169,000      4,740,125
                                                        ----------
                                                        18,030,935
                                                        ----------

Capital Markets: 5.58%
Nomura Holdings, Inc.                       411,000      5,647,528
Monex Beans Holdings, Inc. **                 4,230      5,241,970
                                                        ----------
                                                        10,889,498
                                                        ----------
Insurance: 3.33%
T&D Holdings, Inc. **                       143,545      6,513,774
                                                        ----------

Real Estate: 2.95%
Japan Retail Fund Investment
   Corp. REIT                                   416      2,998,369
Japan Real Estate Investment
   Corp. REIT                                   359      2,754,367
                                                        ----------
                                                         5,752,736
                                                        ----------
Total Financials                                        41,186,943
==================================================================

                                            SHARES        VALUE
==================================================================
INFORMATION TECHNOLOGY: 14.01%
Software: 4.94%
Nintendo Co., Ltd.                           55,815     $6,001,339
Square Enix Co., Ltd.                       135,500      3,636,134
                                                        ----------
                                                         9,637,473
                                                        ----------
IT Services: 3.09%
Niws Co., Ltd.                                2,085      6,041,551
                                                        ----------
Office Electronics: 2.92%
Canon, Inc. ADR                             118,700      5,694,039
                                                        ----------
Electronic Equipment & Instruments: 1.70%
Murata Manufacturing Co., Ltd.               67,300      3,329,892
                                                        ----------
Internet Software & Services: 1.36%
   Access Co., Ltd. **                          125      2,653,879
                                                        ----------
Total Information Technology                            27,356,834
==================================================================

INDUSTRIALS: 11.88%
Commercial Services & Supplies: 5.76%
Secom Co., Ltd.                             151,500      5,590,915
Toppan Forms Co., Ltd.                      377,600      4,586,458
Heian Ceremony Service Co., Ltd.            116,000      1,067,566
                                                        ----------
                                                        11,244,939
                                                        ----------
Air Freight & Logistics: 2.45%
Yamato Transport Co., Ltd.                  315,000      4,787,644
                                                        ----------
Machinery: 2.15%
Yushin Precision Equipment
   Co., Ltd.                                127,145      2,208,195
Disco Corp.                                  49,900      1,996,091
                                                        ----------
                                                         4,204,286
                                                        ----------
Building Products: 1.52%
Toto, Ltd.                                  300,000      2,955,032
                                                        ----------
Total Industrials                                       23,191,901
==================================================================

See footnotes on page 35.

800.789.ASIA [2742]    www.matthewsfunds.com      33

M A T T H E W S   J A P A N   F U N D

SCHEDULE OF INVESTMENTS (continued)

EQUITIES (continued)

                                            SHARES        VALUE
==================================================================
CONSUMER STAPLES: 9.46%
Food Staples & Retailing: 3.04%
Seven-Eleven Japan Co., Ltd.                195,000     $5,934,667
                                                        ----------
Beverages: 2.46%
Ito En, Ltd.                                111,600      4,799,781
                                                        ----------
Food Products: 2.43%
Hokuto Corp.                                286,180      4,751,196
                                                        ----------
Personal Products: 1.53%
Shiseido Co., Ltd.                          232,000      2,978,614
                                                        ----------
Total Consumer Staples                                  18,464,258
==================================================================

                                            SHARES        VALUE
==================================================================
TELECOMMUNICATION SERVICES: 6.88%
Diversified Telecommunication Services: 3.84%
Nippon Telegraph & Telephone
   Corp. ADR                                222,325     $4,846,685
Usen Corp. W/I **                            93,960      2,392,986
Usen Corp. **                                10,440        265,887
                                                        ----------
                                                         7,505,558
                                                        ----------
Wireless Telecommunication Services: 3.04%
NTT DoCoMo, Inc.                              3,204      5,926,575
                                                        ----------
Total Telecommunication Services                        13,432,133
==================================================================

HEALTH CARE: 1.88%
Health Care Equipment & Supplies: 1.88%
Nakanishi, Inc.                              53,000      3,689,644
                                                        ----------
Total Health Care                                        3,689,644
==================================================================

34     MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

                                            VALUE
======================================================
TOTAL INVESTMENTS: 98.23%              $191,806,774
(Cost $183,190,978***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.77%                   3,448,731
                                        -----------

NET ASSETS: 100.00%                    $195,255,505
======================================================
*	As a percentage of net assets as of August 31, 2004
**	Non–income producing security.
***	Cost for Federal tax purposes is $184,437,755 and net unrealized appreciation consists of:
     Gross unrealized appreciation.....................$19,544,325
     Gross unrealized depreciation.....................(12,175,306)
                                                       -----------
     Net unrealized depreciation....................... $7,369,019
                                                       ===========
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
W/I	When Issued

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com      35

M A T T H E W S   A S I A N   T E C H N O L O G Y   F U N D

CO-PORTFOLIO MANAGERS	SYMBOL: MATFX

Mark W. Headley and G. Paul Matthews

The Matthews Asian Technology Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Asia which derive a substantial portion of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

PORTFOLIO MANAGER COMMENTARY

The Matthews Asian Technology Fund gained 12.40% during the fiscal year ended August 31, 2004, outperforming its benchmark MSCI/Matthews Asian Technology Index, which gained 0.58%, and the Lipper Science and Technology Funds category average, which lost 6.20% over the same period.

The Fund’s positions in the software, IT services and semiconductor industries contributed to the Fund’s outperformance over the period. Notably, small-cap Internet and wireless software companies performed quite well despite concerns over slowing demand in developed countries. By country, the greatest contribution came from Japan and Thailand, while Korea, India and Hong Kong produced moderate gains. The Fund lost money in China, Singapore, Australia and Singapore.

Asian firms remained among the world’s leaders in the flat-panel and memory chip

(continued on page 38)

GROWTH OF A $10,000 INVESTMENT

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.

36     MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

FUND HIGHLIGHTS	Fund Inception: 12/27/99
------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2004*
------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE
                                                             3 MTHS       1 YR       3 YRS      INCEPTION
------------------------------------------------------------------------------------------------------------
Matthews Asian Technology Fund                               -5.29%      12.40%      11.43%      -13.40%

MSCI/Matthews Asian Technology Index(1)                      -5.60%       0.58%       3.55%      -19.01%+

Lipper Science and Technology Funds Category Average(2)     -13.39%      -6.20%      -7.47%      -20.83%+
------------------------------------------------------------------------------------------------------------

+Calculated from 12/31/99

------------------------------------------------------------------------------------------------------------
MATTHEWS ASIAN TECHNOLOGY FUND AVERAGE ANNUAL RETURNS AS OF*:
------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE
                                                                          1 YR       3 YRS      INCEPTION
------------------------------------------------------------------------------------------------------------
June 30, 2004                                                            47.92%       7.59%      -12.82%

September 30, 2004                                                        9.30%      18.73%      -13.10%
------------------------------------------------------------------------------------------------------------

*Assumes reinvestment of all dividends. Past performance is not indicative of future results.
Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund's NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

------------------------------------------------------
                OPERATING EXPENSES(3)
------------------------------------------------------
For Fiscal Year 2004 (ended 8/31/04)            1.91%
------------------------------------------------------

------------------------------------------------------
                PORTFOLIO TURNOVER(4)
------------------------------------------------------
For Fiscal Year 2004 (ended 8/31/04)           41.25%
------------------------------------------------------

------------------------------------------------------
                COUNTRY ALLOCATION
------------------------------------------------------
Japan                                         29.5%
South Korea                                   21.3%
China/Hong Kong                               20.8%
Taiwan                                        12.1%
Thailand                                       5.0%
India                                          4.4%
Singapore                                      3.5%
Indonesia                                      2.7%
Australia                                      0.6%
Cash and other                                 0.1%

------------------------------------------------------
                SECTOR ALLOCATION
------------------------------------------------------
Information Technology                        57.3%
Telecommunication Services                    21.2%
Consumer Discretionary                        15.3%
Industrials                                    3.3%
Health Care                                    2.8%
Cash and other                                 0.1%

------------------------------------------------------
                MARKET CAP EXPOSURE
------------------------------------------------------
Large cap (over $5 billion)                   46.9%
Mid cap ($1-$5 billion)                       28.0%
Small cap (under $1 billion)                  25.0%
Cash and other                                 0.1%
------------------------------------------------------

-----------------------------------------------------------------------------
  NAV             ASSETS                  REDEMPTION FEE          12b-1 FEES
-----------------------------------------------------------------------------
 $4.83          $34.3 million         2.00% within 90 days            None
-----------------------------------------------------------------------------
All data is as of August 31, 2004, unless otherwise noted.
[1]	The MSCI/Matthews Asian Technology Index is an unmanaged capitalization-weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. Source: Morgan Stanley Capital International.
[2]	As of 8/31/04, the Lipper Science and Technology Funds Category Average consisted of 321 funds for the three-month period, 310 funds for the one-year period, 275 funds for the three-year period, and 133 funds since 12/31/99. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
[3]	Includes management fee, shareholder services fees and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com      37

M A T T H E W S   A S I A N   T E C H N O L O G Y   F U N D

Portfolio manager commentary, continued from page 36

industries and in the cellular handset market. However, the average selling price of flat-panel displays and the profit margins of handsets contracted due to increased competition in these areas. Mobile phones, an area of strength for a number of Asian companies, lead the convergence of various digital products. The latest mobile phones in Asia incorporate a digital camera, MP3 player, video streaming and a scheduler.

Continued trends toward outsourcing of both manufacturing and software may protect some Asian companies from a possible slowdown in global growth in 2005. The Fund maintains a significant weighting toward those technology-related companies that have a strong focus on the domestic economies in Asia.

SCHEDULE OF INVESTMENTS

EQUITIES: 99.88%*

                                             SHARES       VALUE
==================================================================
JAPAN: 29.50%
Niws Co., Ltd.                                  503     $1,457,506
NTT DoCoMo, Inc.                                676      1,250,426
Nintendo Co., Ltd.                           11,385      1,224,138
Matsushita Electric Industrial
   Co., Ltd.                                 85,000      1,139,323
Sharp Corp.                                  74,000      1,031,664
Canon, Inc. ADR                              17,500        839,475
Access Co., Ltd. **                              35        743,086
Usen Corp. W/I **                            26,640        678,471
Rakuten, Inc.                                    84        577,885
Yushin Precision Equipment
   Co., Ltd.                                 25,245        438,443
Pentax Corp.                                 95,000        367,033
Strawberry Corp.                                 43        291,120
Usen Corp. **                                 2,960         75,386
                                                        ----------
Total Japan                                             10,113,956
==================================================================

SOUTH KOREA: 21.34%
Samsung Electronics Co., Ltd.                 4,048      1,584,970
Internet Auction Co., Ltd. **                14,514      1,295,342
NCsoft Corp. **                              13,463        972,454
LG Life Sciences, Ltd. **                    26,212        750,963
NHN Corp.                                     8,570        732,860
SK Telecom Co., Ltd.                          4,359        656,584
Kumho Electric, Inc.                         16,807        552,281
Amotech Co., Ltd.                            27,682        382,119
Power Logics Co., Ltd. **                    32,623        342,700
Sanghwa Micro Technology, Inc.                5,350         48,073
                                                        ----------
Total South Korea                                        7,318,346
==================================================================

38     MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

                                            SHARES        VALUE
==================================================================
CHINA/HONG KONG: 20.79%
China Mobile HK, Ltd. ADR                    83,000     $1,213,460
ASM Pacific Technology, Ltd.                298,000        995,250
TCL International Holdings, Ltd.          2,352,000        844,313
TPV Technology, Ltd.                      1,152,000        745,851
Asia Satellite Telecommunications
   Holdings, Ltd.                           416,900        745,614
Lenovo Group, Ltd.                        2,327,000        730,921
Comba Telecom Systems
   Holdings, Ltd.                         1,156,000        626,171
SINA Corp. **                                26,600        554,477
BYD Co., Ltd. H Shares                      148,500        402,666
Tencent Holdings, Ltd. **                   579,000        270,944
                                                        ----------
Total China/Hong Kong                                    7,129,667
==================================================================

TAIWAN: 12.09%
Hon Hai Precision Industry
   Co., Ltd.                                345,492      1,131,680
Taiwan Semiconductor
Manufacturing Co., Ltd.                     743,466      1,026,525
Quanta Computer, Inc.                       452,386        770,812
LITE-ON IT Corp.                            309,300        690,564
Sunplus Technology Co., Ltd.                364,595        526,970
                                                        ----------
Total Taiwan                                             4,146,551
==================================================================

THAILAND: 5.03%
Advanced Info Service Public
   Co., Ltd.                                535,100      1,214,092
Shin Satellite Public Co., Ltd.           1,492,000        512,259
                                                        ----------
Total Thailand                                           1,726,351
==================================================================

                                            SHARES        VALUE
==================================================================
INDIA: 4.39%
Infosys Technologies, Ltd.                   29,118       $989,491
Wipro, Ltd.                                  41,400        516,774
                                                        ----------
Total India                                              1,506,265
==================================================================

SINGAPORE: 3.46%
Venture Corp., Ltd.                         119,600      1,187,305
                                                        ----------
Total Singapore                                          1,187,305
==================================================================

INDONESIA: 2.71%
PT Telekomunikasi Indonesia ADR              57,200        930,072
                                                        ----------
Total Indonesia                                            930,072
==================================================================

AUSTRALIA: 0.57%
Novogen, Ltd. **                             60,532        195,770
                                                        ----------
Total Australia                                            195,770
==================================================================

TOTAL INVESTMENTS: 99.88%                               34,254,283
(Cost $33,515,710***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.12%                                     42,377
                                                        ----------

NET ASSETS: 100.00%                                    $34,296,660
==================================================================
*	As a percentage of net assets as of August 31, 2004
**	Non–income producing security.
***	Cost for Federal tax purposes is $33,794,555 and net unrealized appreciation consists of:
     Gross unrealized appreciation.....................$4,263,026
     Gross unrealized depreciation.....................(3,803,298)
                                                       -----------
     Net unrealized depreciation.......................  $459,728
                                                       ===========
ADR	American Depositary Receipt
W/I	When Issued

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com      39

M A T T H E W S   A S I A   P A C I F I C   F U N D

PORTFOLIO MANAGERS This Fund is team-managed.	SYMBOL: MPACX

The Matthews Asia Pacific Fund invests at least 80% of its assets in the common and preferred stocks of companies located in the Asia Pacific region. The Fund may also invest in the convertible securities of companies located in Asia.

Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Asia Pacific region includes the markets of Asia, as well as Australia, New Zealand, and Pakistan.

PORTFOLIO MANAGER COMMENTARY

For the fiscal year ended August 31, 2004, the Matthews Asia Pacific Fund gained 7.00%. This gain was less than the 8.35% gain for the MSCI All Country Asia Pacific Free Index. The Fund is still not a year old, having been launched on October 31, 2003. The Fund was launched into a period of rapid market appreciation and lost ground to its benchmark in its first few weeks when the portfolio was being formed. The Fund is diversified across approximately 75 companies spread from Japan to India, and China to Australia. We believe that the Asia Pacific region is experiencing a period of economic integration that will be one of the primary economic events of this century.

Positive performance for the Fund was primarily found in consumer-related and financial companies. Healthcare and information technology were the only areas of significant weakness. From a country

(continued on page 42)

GROWTH OF A $10,000 INVESTMENT

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of fund shares.

40     MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

FUND HIGHLIGHTS	Fund Inception: 10/31/03
----------------------------------------------------------------------------------------
TOTAL RETURN AS OF AUGUST 31, 2004*
----------------------------------------------------------------------------------------
                                                                             SINCE
                                                            3 MTHS         INCEPTION
----------------------------------------------------------------------------------------
Matthews Asia Pacific Fund                                  -0.56%           7.00%

MSCI All Country Asia Pacific Free Index(1)                  0.72%           8.35%
----------------------------------------------------------------------------------------

*Assumes reinvestment of all dividends. Past performance is not indicative of future results.
Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund's NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

----------------------------------------------------
                OPERATING EXPENSES(2)
----------------------------------------------------
Since inception to 8/31/04, annualized        1.66%
----------------------------------------------------

----------------------------------------------------
               PORTFOLIO TURNOVER(3)
----------------------------------------------------
Since inception to 8/31/04, annualized       12.70%
----------------------------------------------------

----------------------------------------
          COUNTRY ALLOCATION
----------------------------------------
Japan                             38.9%
China/Hong Kong                   22.2%
South Korea                       15.0%
Singapore                          6.6%
Australia                          4.3%
Thailand                           3.3%
India                              2.9%
Indonesia                          2.3%
Taiwan                             2.2%
United Kingdom(1)                  0.9%
Cash and other                     1.4%
----------------------------------------

----------------------------------------
          SECTOR ALLOCATION
----------------------------------------

Financials                        27.9%
Consumer Discretionary            27.3%
Information Technology            16.6%
Consumer Staples                   8.2%
Industrials                        7.8%
Telecommunication Services         7.7%
Health Care                        1.5%
Utilities                          1.0%
Materials                          0.6%
Cash and other                     1.4%
----------------------------------------

----------------------------------------
          MARKET CAP EXPOSURE
----------------------------------------
Large cap (over $5 billion)       47.8%
Mid cap ($1-$5 billion)           38.8%
Small cap (under $1 billion)      12.0%
Cash and other                     1.4%
----------------------------------------

--------------------------------------------------------------------------------
  NAV                 ASSETS            REDEMPTION FEE          12b-1 FEES
--------------------------------------------------------------------------------
$10.70            $76.2 million       2.00% within 90 days        None
--------------------------------------------------------------------------------
All data is as of August 31, 2004, unless otherwise noted.
[1]	The MSCI All Country Asia Pacific Free Index is a free float-adjusted market capitalization index measuring the equity market performance in 14 emerging and developed markets of the Asia Pacific region. As of August 31, 2004, 0.92% of the assets in the Matthews Asia Pacific Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia Pacific Free Index. Source: Bloomberg.
[2]	Includes management fee, shareholder services fees and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[3]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com      41

M A T T H E W S   A S I A   P A C I F I C   F U N D

Portfolio manager commentary, continued from page 40

perspective, positive performance was dominated by Japan, Korea and Hong Kong. The Fund lost money in India, China, Indonesia, Taiwan and Singapore.

Overall, we continue to focus on our core areas of interest: consumer-related companies, banks and other financials, and technology and telecommunications companies. We are very interested in media and healthcare-related companies, but few good candidates have been uncovered so far. The Fund’s strong overweighting of consumer-related companies has been its most positive contributor to performance. Approximately 60% of the benchmark index’s weighting is in Japan. In comparison, the Fund’s exposure to Japan ranged from 30% to 40% over the period. This divergence helps to explain the difference in performance. While we continue to be optimistic about the recovery of the Japanese economy, we find the benchmark to be very underweight other Asian countries for various reasons.

The universe of companies available for possible investment is extremely large, with more than 4,400 listed companies having market capitalizations of over $100 million. In an era in which China and Japan are slowly learning to work together and India is emerging from a long slumber, we believe that the Asia Pacific environment is very positive for long-term growth prospects.

SCHEDULE OF INVESTMENTS

EQUITIES: 98.56%*

                                            SHARES        VALUE
==================================================================
JAPAN: 38.88%
Seven-Eleven Japan Co., Ltd.                 59,000     $1,795,617
The Sumitomo Trust and Banking
   Co., Ltd.                                294,000      1,776,136
Mizuho Financial Group, Inc.                    440      1,772,108
Nintendo Co., Ltd.                           14,700      1,580,573
Niws Co., Ltd.                                  519      1,503,868
Nomura Holdings, Inc.                       108,000      1,484,022
Sharp Corp.                                 104,000      1,449,907
Nissin Healthcare Food Service
   Co., Ltd.                                 76,150      1,429,395
Ito En, Ltd.                                 31,200      1,341,874
Matsushita Electric Industrial
   Co., Ltd.                                100,000      1,340,380
Gulliver International Co., Ltd.             12,470      1,337,390
Secom Co., Ltd.                              36,000      1,328,534
Fuji Television Network, Inc.                   573      1,253,087
Makita Corp.                                 83,000      1,221,422
Canon, Inc. ADR                              25,300      1,213,641
T&D Holdings, Inc. **                        26,730      1,212,952
Shimano, Inc.                                52,500      1,195,954
Yamaha Corp.                                 76,200      1,134,546
Toppan Forms Co., Ltd.                       77,700        943,771
NTT DoCoMo, Inc.                                454        839,783
Honda Motor Co., Ltd.                        13,200        654,317
Nippon Telegraph and Telephone
   Corp. ADR                                 24,400        531,920
Honda Motor Co., Ltd. ADR                    18,100        452,138
Nippon Telegraph and
   Telephone Corp.                              102        440,549
NTT DoCoMo, Inc. ADR                         21,400        400,180
                                                        ----------
Total Japan                                             29,634,064
==================================================================

42     MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

                                            SHARES        VALUE
==================================================================
CHINA/HONG KONG: 22.22%
Dah Sing Financial Group                    215,200     $1,545,036
Swire Pacific, Ltd. A Shares                210,000      1,487,510
ASM Pacific Technology, Ltd.                425,000      1,419,400
Giordano International, Ltd.              2,354,000      1,320,361
Lenovo Group, Ltd.                        4,162,000      1,307,303
China Mobile HK, Ltd. ADR                    66,800        976,616
Sun Hung Kai Properties, Ltd.               102,000        948,083
PICC Property and Casualty Co.,
   Ltd. H Shares **                       2,680,000        867,570
Shangri-La Asia, Ltd.                       930,000        864,429
China Travel International
   Investment HK, Ltd.                    3,922,000        804,518
Sa Sa International
   Holdings, Ltd.                         1,936,000        781,851
Denway Motors, Ltd.                       1,928,000        760,082
Hong Kong and China Gas
   Co., Ltd.                                421,000        758,345
SINA Corp. **                                31,600        658,702
BYD Co., Ltd. H Shares                      230,000        623,658
China Telecom Corp.,
   Ltd. H Shares                          1,742,000        558,337
Cosco Pacific, Ltd.                         360,000        540,003
China Pharmaceutical
   Group, Ltd.                            1,962,000        477,926
China Mobile HK, Ltd.                        80,500        234,793
                                                        ----------
Total China/Hong Kong                                   16,934,523
==================================================================

                                             SHARES       VALUE
==================================================================
SOUTH KOREA: 14.99%
S1 Corp.                                     65,640     $1,689,652
Samsung Electronics Co., Ltd.                 3,410      1,335,165
AmorePacific Corp.                            6,200      1,178,799
Kookmin Bank ADR **                          35,540      1,135,503
LG Home Shopping, Inc.                       23,522        947,537
Internet Auction Co., Ltd. **                 9,308        830,718
Shinhan Financial Group
   Co., Ltd.                                 46,400        785,519
Nong Shim Co., Ltd.                           3,740        782,515
Hyundai Motor Co.                            14,690        636,394
NCsoft Corp. **                               8,780        634,194
SK Telecom Co., Ltd. ADR                     32,100        606,690
Samsung Fire & Marine Insurance
   Co., Ltd.                                  9,130        544,542
Kookmin Bank **                               9,920        316,930
                                                        ----------
Total South Korea                                       11,424,158
==================================================================

SINGAPORE: 6.59%
DBS Group Holdings, Ltd.                    189,700      1,728,121
Venture Corp., Ltd.                         132,600      1,316,360
Fraser and Neave, Ltd.                      143,800      1,175,626
Hyflux, Ltd.                                926,875        801,060
                                                        ----------
Total Singapore                                          5,021,167
==================================================================

AUSTRALIA: 4.31%
AXA Asia Pacific Holdings, Ltd.             556,307      1,516,346
Australia and New Zealand
   Banking Group, Ltd.                      102,823      1,332,363
BHP Billiton, Ltd.                           47,425        439,712
                                                        ----------
Total Australia                                          3,288,421
==================================================================

THAILAND: 3.29%
Bangkok Bank Public Co., Ltd. **            530,400      1,260,735
Advanced Info Service Public
   Co., Ltd.                                548,900      1,245,403
                                                        ----------
Total Thailand                                           2,506,138
==================================================================

See footnotes on page 45.

800.789.ASIA [2742]    www.matthewsfunds.com      43

M A T T H E W S   A S I A   P A C I F I C   F U N D

SCHEDULE OF INVESTMENTS (continued)

EQUITIES (continued)

                                            SHARES        VALUE
==================================================================
INDIA: 2.94%
HDFC Bank, Ltd.                             114,104       $904,560
Hero Honda Motors, Ltd.                      70,000        668,357
Dr. Reddy's Laboratories, Ltd.               43,880        667,218
                                                        ----------
Total India                                              2,240,135
==================================================================

INDONESIA: 2.26%
PT Astra International                    1,367,500        926,253
PT Ramayana Lestari Sentosa               1,912,500        800,700
                                                        ----------
Total Indonesia                                          1,726,953
==================================================================

                                             SHARES       VALUE
==================================================================
TAIWAN: 2.16%
Hon Hai Precision Industry
   Co., Ltd.                                502,546     $1,646,117
                                                        ----------
Total Taiwan                                             1,646,117
==================================================================

UNITED KINGDOM: 0.92%
HSBC Holdings PLC ADR                         9,000        700,920
                                                        ----------
Total United Kingdom                                       700,920
==================================================================

44     MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

                                            VALUE
======================================================
TOTAL INVESTMENTS: 98.56%               $75,122,596
(Cost $75,999,195***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.44%                   1,099,633
                                         ----------

NET ASSETS: 100.00%                     $76,222,229
======================================================
*	As a percentage of net assets as of August 31, 2004
**	Non–income producing security.
***	Cost for Federal tax purposes is $76,063,439 and net unrealized appreciation consists of:
     Gross unrealized appreciation.....................$4,113,100
     Gross unrealized depreciation.....................(5,053,943)
                                                       -----------
     Net unrealized depreciation....................... ($940,843)
                                                       ===========
ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com      45

D I S C L O S U R E   O F   F U N D   E X P E N S E S    ( U n a u d i t e d )

We believe that it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 47 illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds, because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees or exchange fees. The Matthews Asian Funds do not charge any sales loads, exchange fees or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

46     MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

                                                                                                     Expenses Paid
                                                                                                     During Period
                                          Beginning Account       Ending Account          Expense        2/29/04 -
                                             Value 02/29/04       Value 08/31/04         Ratio(1)       8/31/04(2)

Matthews Pacific Tiger Fund
====================================================================================================================
Actual Fund Return                                $1,000.00              $942.30            1.48%            $7.23
Hypothetical 5% Return                            $1,000.00            $1,017.69            1.48%            $7.52

Matthews Asian Growth and Income Fund
====================================================================================================================
Actual Fund Return                                $1,000.00            $1,013.80            1.43%            $7.24
Hypothetical 5% Return                            $1,000.00            $1,017.94            1.43%            $7.26

Matthews Korea Fund
====================================================================================================================
Actual Fund Return                                $1,000.00              $953.70            1.49%            $7.33
Hypothetical 5% Return                            $1,000.00            $1,017.63            1.49%            $7.57

Matthews China Fund
====================================================================================================================
Actual Fund Return                                $1,000.00              $853.80            1.51%            $7.03
Hypothetical 5% Return                            $1,000.00            $1,017.55            1.51%            $7.66

Matthews Japan Fund
====================================================================================================================
Actual Fund Return                                $1,000.00            $1,105.90            1.44%            $7.64
Hypothetical 5% Return                            $1,000.00            $1,017.88            1.44%            $7.32

Matthews Asian Technology Fund
====================================================================================================================
Actual Fund Return                                $1,000.00              $945.20            1.84%            $9.02
Hypothetical 5% Return                            $1,000.00            $1,015.87            1.84%            $9.34

Matthews Asia Pacific Fund
====================================================================================================================
Actual Fund Return                                $1,000.00              $993.50            1.61%            $8.09
Hypothetical 5% Return                            $1,000.00            $1,017.02            1.61%            $8.18
[1]	Annualized, based on the Portfolio’s most recent fiscal half-year expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

800.789.ASIA [2742]    www.matthewsfunds.com      47

S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S

                                                          Matthews          Matthews
                                                     Pacific Tiger  Asian Growth and
                                                              Fund       Income Fund
Assets:
   Investments at value (A) (Note 1-A)                $583,494,549      $991,790,286
   Cash                                                  2,840,490        14,503,751
   Foreign currency at value (B)                                --           471,472
   Dividends and interest receivable                     1,806,994         3,879,066
   Receivable for securities sold                        6,151,782                --
   Receivable for capital shares sold                      862,501         1,301,174
   Deferred organization costs (Note 1-F)                       --                --
   Other assets                                              7,967            13,575
-------------------------------------------------------------------------------------
Total Assets                                           595,164,283     1,011,959,324
-------------------------------------------------------------------------------------
Liabilities:
   Payable for securities purchased                      4,625,203         2,801,734
   Payable for capital shares redeemed                   2,487,503           566,543
   Administration and accounting fees payable               19,207            31,156
   Transfer agent fees payable                              28,933            45,511
   Custodian fees payable                                  192,376           221,663
   Due to Advisor (Note 2)                                 463,523           790,242
   Shareholder service fees payable                         30,875            52,637
   Accrued expenses payable                                183,986           263,322
-------------------------------------------------------------------------------------
Total Liabilities                                        8,031,606         4,772,808
-------------------------------------------------------------------------------------

Net Assets                                            $587,132,677    $1,007,186,516
=====================================================================================
Shares Outstanding:
   (shares of beneficial interest issued and
   outstanding, respectively, unlimited number
   of shares authorized with a $0.001 par value)        44,409,197        68,767,123
-------------------------------------------------------------------------------------
   Net asset value, offering price and redemption
      price                                                 $13.22            $14.65
=====================================================================================
Net Assets Consist of:
   Capital paid-in                                    $511,466,403      $810,570,236
   Accumulated undistributed net investment
      income (loss)                                      4,646,983         9,691,236
   Accumulated net realized gain (loss) on
      investments                                       (1,226,130)       20,859,696
   Net unrealized appreciation (depreciation)
      on investments and foreign currency related
      transactions                                      72,245,421       166,065,348
=====================================================================================
Net Assets                                            $587,132,677    $1,007,186,516
=====================================================================================
   (A) Investments at cost                            $511,247,800      $825,725,469
=====================================================================================
   (B) Foreign currency at cost                                 $0          $470,502
=====================================================================================

See accompanying notes to financial statements.

48      MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

                                                       Matthews      Matthews
      Matthews       Matthews        Matthews  Asian Technology  Asia Pacific
    Korea Fund     China Fund      Japan Fund              Fund          Fund

  $109,325,557   $336,840,191    $191,806,774       $34,254,283   $75,122,596
     1,535,443      3,939,785       3,662,688           197,615       723,705
            --             --              --            19,406            10
        40,150        257,324         171,147           126,603       166,848
            --             --         111,906                --            --
       256,759        343,389         959,852            77,915       475,485
            --             --              --                --         7,566
         5,209          3,385           4,119             3,371        13,500
------------------------------------------------------------------------------
   111,163,118    341,384,074     196,716,486        34,679,193    76,509,710
------------------------------------------------------------------------------

       777,623             --         996,107                --            --
            --        568,441         199,919           307,851       161,699
         4,678         12,101           6,338             2,197         4,113
         5,102         17,286           9,865             1,965         3,934
        50,885        117,183          20,204            17,519        22,198
        83,021        272,693         149,600            27,272        59,527
         5,527         18,168           9,962             1,817         3,965
        37,107        126,802          68,986            23,912        32,045
------------------------------------------------------------------------------
       963,943      1,132,674       1,460,981           382,533       287,481
------------------------------------------------------------------------------

  $110,199,175   $340,251,400    $195,255,505       $34,296,660   $76,222,229
==============================================================================

    27,990,308     25,662,993      13,254,163         7,104,678     7,123,836
------------------------------------------------------------------------------

         $3.94         $13.26          $14.73             $4.83        $10.70
==============================================================================

   $63,790,854   $330,506,711    $194,418,507       $48,909,710   $77,172,978

       140,937      2,696,162        (689,614)          (22,563)      176,402

    15,952,256     13,100,401      (7,088,161)      (15,328,853)     (250,500)

    30,315,128     (6,051,874)      8,614,773           738,366      (876,651)
------------------------------------------------------------------------------
  $110,199,175   $340,251,400    $195,255,505       $34,296,660   $76,222,229
==============================================================================

   $79,010,320   $342,892,064    $183,190,978       $33,515,710   $75,999,195
==============================================================================
            $0             $0              $0           $19,406           $10
==============================================================================

800.789.ASIA [2742]    www.matthewsfunds.com       49

S T A T E M E N T   O F   O P E R A T I O N S

                                                             Matthews             Matthews
                                                        Pacific Tiger     Asian Growth and
                                                                 Fund          Income Fund
Investment Income:
   Dividends                                              $13,297,235          $32,726,002
   Interest                                                        --            2,633,023
   Foreign withholding tax                                   (786,709)          (1,616,779)
-------------------------------------------------------------------------------------------
   Total investment income                                 12,510,526           33,742,246
-------------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees (Note 2)                        5,143,536            9,079,372
   Transfer agent fees                                        805,644            1,417,984
   Administration and accounting fees                         391,263              699,677
   Professional fees                                           41,543               62,355
   Custodian fees                                             455,392              497,140
   Trustees fees                                               14,669               26,184
   Shareholder service fees (Note 2)                          599,977            1,053,319
   Insurance fees                                              13,457               27,413
   Amortization of organization costs (Note 1-F)                   --                   --
   Printing fees                                              119,282              204,797
   Registration fees                                           99,319               83,666
   Other expenses                                               6,551               11,763
-------------------------------------------------------------------------------------------
   Total expenses                                           7,690,633           13,163,670
-------------------------------------------------------------------------------------------
   Advisory fee waivers and expenses waived, reimbursed       (67,924)            (111,382)
   or recaptured (Note 2)
-------------------------------------------------------------------------------------------
   Net expenses                                             7,622,709           13,052,288
-------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                4,887,817           20,689,958
===========================================================================================
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Related Transactions:
   Net realized gain (loss) on investments                 10,038,789           36,487,000
   Net realized gain (loss) on foreign currency
      related transactions                                   (158,728)            (113,242)
   Net change in unrealized appreciation (depreciation)
      on investments and foreign currency related
      transactions                                         28,678,000          112,274,452
-------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
      investments and foreign currency related
      transactions                                         38,558,061          148,648,210
-------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets from Operations     $43,445,878         $169,338,168
===========================================================================================
[1]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003, so the data presented covers 10 months.

See accompanying notes to financial statements.

50      MATTHEWS ASIAN FUNDS

FOR THE PERIOD ENDED AUGUST 31, 2004

                                                    Matthews      Matthews
   Matthews       Matthews        Matthews  Asian Technology  Asia Pacific
 Korea Fund     China Fund      Japan Fund              Fund          Fund(1)

 $4,309,161     $8,123,294        $824,028          $619,847      $847,333
         --             --              --                --           532
   (718,667)            --         (60,298)          (73,892)      (40,407)
---------------------------------------------------------------------------
  3,590,494      8,123,294         763,730           545,955       807,458
---------------------------------------------------------------------------

  2,001,270      3,208,027       1,020,695           340,330       393,709
    322,165        503,067         156,797            53,559        59,853
    171,944        247,674          72,446            31,210        33,506
     32,182         30,831          18,515            14,269        10,545
    187,733        284,357          39,690            41,122        51,814
      7,127          9,212           2,860               991         1,059
    238,490        373,687         118,063            39,795        45,607
     11,371          6,839           1,818             1,047           152
         --             --              --                --        35,831
     32,086         99,740          22,094            12,224         9,269
     18,654         92,786          39,606            20,050        17,152
      5,668          4,229           1,274               454           493
---------------------------------------------------------------------------
  3,028,690      4,860,449       1,493,858           555,051       658,990
---------------------------------------------------------------------------

    (22,659)       (44,176)        (10,801)           95,490        (6,346)
---------------------------------------------------------------------------
  3,006,031      4,816,273       1,483,057           650,541       652,644
---------------------------------------------------------------------------

    584,463      3,307,021        (719,327)         (104,586)      154,814
===========================================================================

 40,209,106     18,919,038       1,707,220         3,507,455      (250,500)

    (82,257)           985         (12,061)          (20,524)      (14,257)

(20,703,622)   (22,011,668)      5,815,943        (2,095,574)     (876,651)
---------------------------------------------------------------------------

 19,423,227     (3,091,645)      7,511,102         1,391,357    (1,141,408)
---------------------------------------------------------------------------

$20,007,690       $215,376      $6,791,775        $1,286,771     ($986,594)
===========================================================================

800.789.ASIA [2742]    www.matthewsfunds.com       51

S T A T E M E N T   O F   C H A N G E S   I N   N E T   A S S E T S

                                                                     Matthews Pacific Tiger Fund
                                                                      Year Ended          Year Ended
                                                                 August 31, 2004     August 31, 2003

Operations:
   Net investment income                                              $4,887,817          $1,274,408
   Net realized gain (loss) on investments and foreign currency
      related transactions                                             9,880,061          (5,218,374)
   Net change in unrealized appreciation (depreciation) on
      investments and foreign currency related transactions           28,678,000          47,655,905
-----------------------------------------------------------------------------------------------------

   Net increase in net assets from operations                         43,445,878          43,711,939
-----------------------------------------------------------------------------------------------------

Dividends and Distributions to Shareholders from:
   Net investment income                                              (1,397,658)                 --
   Realized gains on investments                                              --                  --
-----------------------------------------------------------------------------------------------------

   Net decrease in net assets resulting from distributions            (1,397,658)                 --
-----------------------------------------------------------------------------------------------------

Capital Share Transactions (net) (Note 1-L):                         315,617,520          70,956,917
-----------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                           357,665,740         114,668,856
-----------------------------------------------------------------------------------------------------

Net Assets:
   Beginning of year                                                 229,466,937         114,798,081
-----------------------------------------------------------------------------------------------------
   End of year (including undistributed net investment income of $4,646,983, $1,315,552, $9,691,236, $41,181, $140,937
   and $1,453,786, respectively)                                    $587,132,677        $229,466,937
=====================================================================================================

See accompanying notes to financial statements.

52      MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

         Matthews Asian Growth
            and Income Fund                  Matthews Korea Fund
         Year Ended       Year Ended       Year Ended       Year Ended
    August 31, 2004  August 31, 2003  August 31, 2004  August 31, 2003

        $20,689,958       $7,056,030         $584,463         $322,453

         36,373,758        5,819,944       40,126,849       29,202,117

        112,274,452       53,657,051      (20,703,622)     (17,725,381)
-----------------------------------------------------------------------

        169,338,168       66,533,025       20,007,690       11,799,189
-----------------------------------------------------------------------

        (16,238,863)      (5,777,923)        (111,729)              --
        (12,255,109)      (2,386,434)     (41,348,079)     (19,371,082)
-----------------------------------------------------------------------

        (28,493,972)      (8,164,357)     (41,459,808)     (19,371,082)
-----------------------------------------------------------------------

        333,039,912      322,252,539      (85,615,445)     (28,164,832)
-----------------------------------------------------------------------
        473,884,108      380,621,207     (107,067,563)     (35,736,725)
-----------------------------------------------------------------------

        533,302,408      152,681,201      217,266,738      253,003,463
-----------------------------------------------------------------------

     $1,007,186,516     $533,302,408     $110,199,175     $217,266,738
=======================================================================

800.789.ASIA [2742]    www.matthewsfunds.com       53

S T A T E M E N T   O F   C H A N G E S   I N   N E T   A S S E T S

                                                                   Matthews China Fund

                                                                Year Ended         Year Ended
                                                           August 31, 2004    August 31, 2003

Operations:
   Net investment income (loss)                                 $3,307,021           $993,917
   Net realized gain (loss) on investments and foreign
      currency related transactions                             18,920,023         (1,736,843)
   Net change in unrealized appreciation (depreciation)
      on investments and foreign currency related
      transactions                                             (22,011,668)        19,677,070
----------------------------------------------------------------------------------------------

   Net increase (decrease) in net assets from operations           215,376         18,934,144
----------------------------------------------------------------------------------------------

Dividends and Distributions to Shareholders from:
   Net investment income                                        (1,173,461)          (542,079)
   Realized gains on investments                                        --                 --
----------------------------------------------------------------------------------------------

   Net decrease in net assets resulting from
      distributions                                             (1,173,461)          (542,079)
----------------------------------------------------------------------------------------------

Capital Share Transactions (net) (Note 1-L):                   229,259,390         59,882,757
----------------------------------------------------------------------------------------------
   Total increase in net assets                                228,301,305         78,274,822
----------------------------------------------------------------------------------------------

Net Assets:
   Beginning of period                                         111,950,095         33,675,273
----------------------------------------------------------------------------------------------
   End of period (including undistributed net
   investment income (loss) of $2,696,162,
   $1,039,670, ($689,614), ($68), ($22,563),
   $8,943 and $176,402, respectively)                         $340,251,400       $111,950,095
==============================================================================================
[1]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.

See accompanying notes to financial statements.

54      MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

                                           Matthews                    Matthews
      Matthews Japan Fund            Asian Technology Fund    Asia Pacific Fund

   Year Ended     Year Ended      Year Ended      Year Ended       Period Ended
   August 31,     August 31,      August 31,      August 31,         August 31,
         2004           2003            2004            2003               2004(1)

    ($719,327)      ($94,755)      ($104,586)       ($43,306)          $154,814

    1,695,159       (347,238)      3,486,931      (1,019,882)          (264,757)

    5,815,943      2,825,816      (2,095,574)      4,209,341           (876,651)
----------------------------------------------------------------------------------

    6,791,775      2,383,823       1,286,771       3,146,153           (986,594)
----------------------------------------------------------------------------------

           --             --         (18,196)             --                 --
           --             --              --              --                 --
----------------------------------------------------------------------------------

           --             --         (18,196)             --                 --
----------------------------------------------------------------------------------

  164,810,307     11,871,005      14,259,517       8,743,248         77,208,823
----------------------------------------------------------------------------------
  171,602,082     14,254,828      15,528,092      11,889,401         76,222,229
----------------------------------------------------------------------------------

   23,653,423      9,398,595      18,768,568       6,879,167                 --
----------------------------------------------------------------------------------

 $195,255,505    $23,653,423     $34,296,660     $18,768,568        $76,222,229
==================================================================================

800.789.ASIA [2742]    www.matthewsfunds.com       55

F I N A N C I A L   H I G H L I G H T S

MATTHEWS PACIFIC TIGER FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

YEAR ENDED AUGUST 31                                                    2004          2003         2002          2001         2000

Net Asset Value, beginning of year                                    $11.20         $8.54        $7.91        $12.35       $10.41
-----------------------------------------------------------------------------------------------------------------------------------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                         0.09          0.07        (0.01)         0.02         0.18
   Net realized gain (loss) and unrealized appreciation
      (depreciation) on investments and foreign currency                1.95          2.58         0.66         (3.37)        2.01
-----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                               2.04          2.65         0.65         (3.35)        2.19
-----------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS FROM:
   Net investment income                                               (0.04)           --        (0.01)        (0.31)       (0.27)
   Net realized gains on investments                                      --            --        (0.03)        (0.84)          --
-----------------------------------------------------------------------------------------------------------------------------------
         Total distributions                                           (0.04)           --        (0.04)        (1.15)       (0.27)
-----------------------------------------------------------------------------------------------------------------------------------
   Paid-in Capital from Redemption Fees (Note 1-L)                      0.02          0.01         0.02          0.06         0.02
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                                          $13.22        $11.20        $8.54         $7.91       $12.35
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                           18.45%        31.15%        8.44%       (27.46%)      21.28%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                                  $587,133      $229,467     $114,798       $76,503     $111,502
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets before reimbursement,
waiver or recapture of expenses by Advisor (Note 2)                     1.50%         1.75%        1.79%         1.90%        1.88%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets after reimbursement,
waiver or recapture of expenses by Advisor                              1.48%         1.75%        1.87%         1.90%        1.81%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets before
reimbursement, waiver or recapture of expenses by Advisor               0.93%         1.04%       (0.17%)        0.67%        1.49%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets after
reimbursement, waiver or recapture of expenses by Advisor               0.95%         1.04%       (0.09%)        0.67%        1.56%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                     15.16%        28.24%       57.00%        63.59%       52.11%
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

56      MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

MATTHEWS ASIAN GROWTH AND INCOME FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

YEAR ENDED AUGUST 31                                                   2004          2003         2002          2001         2000

Net Asset Value, beginning of year                                   $12.21        $10.71        $9.08        $10.50        $9.37
----------------------------------------------------------------------------------------------------------------------------------

   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                               0.32          0.23         0.18          0.54         0.61
   Net realized gain (loss) and unrealized appreciation
      (depreciation) on investments and foreign currency               2.56          1.61         1.70         (0.49)        1.09
----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                              2.88          1.84         1.88          0.05         1.70
----------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS FROM:
   Net investment income                                              (0.25)        (0.20)       (0.27)        (0.60)       (0.59)
   Net realized gains on investments                                  (0.20)        (0.15)          --         (0.88)          --
----------------------------------------------------------------------------------------------------------------------------------
         Total distributions                                          (0.45)        (0.35)       (0.27)        (1.48)       (0.59)
----------------------------------------------------------------------------------------------------------------------------------
   Paid-in Capital from Redemption Fees (Note 1-L)                     0.01          0.01         0.02          0.01         0.02
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of year                                         $14.65        $12.21       $10.71         $9.08       $10.50
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                          23.99%        17.81%       21.11%         1.15%       18.68%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                               $1,007,187      $533,302     $152,681       $24,447      $11,469
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets before reimbursement,
waiver or recapture of expenses by Advisor (Note 2)                    1.45%         1.69%        1.77%         1.90%        1.97%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets after reimbursement,
waiver or recapture of expenses by Advisor                             1.44%         1.69%        1.79%         1.90%        1.90%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets before
reimbursement, waiver or recapture of expenses by Advisor              2.27%         2.69%        2.13%         7.71%        6.17%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets after
reimbursement, waiver or recapture of expenses by Advisor              2.28%         2.69%        2.11%         7.71%        6.24%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    17.46%        13.33%       32.37%        33.94%       62.23%
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com       57

F I N A N C I A L   H I G H L I G H T S

MATTHEWS KOREA FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

YEAR ENDED AUGUST 31                                                  2004          2003         2002          2001         2000

Net Asset Value, beginning of year                                   $4.37         $4.42        $2.68         $5.19        $7.49
----------------------------------------------------------------------------------------------------------------------------------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                       0.04          0.01        (0.02)        (0.01)       (0.01)
   Net realized gain (loss) and unrealized appreciation
      (depreciation) on investments and foreign currency              0.34          0.32         1.81         (0.90)       (1.45)
----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                             0.38          0.33         1.79         (0.91)       (1.46)
----------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS FROM:
   Net investment income                                                --            --        (0.01)           --           --
   Net realized gains on investments                                 (0.82)        (0.39)       (0.07)        (1.63)       (0.88)
----------------------------------------------------------------------------------------------------------------------------------
         Total distributions                                         (0.82)        (0.39)       (0.08)        (1.63)       (0.88)
----------------------------------------------------------------------------------------------------------------------------------
   Paid-in Capital from Redemption Fees (Note 1-L)                    0.01          0.01         0.03          0.03         0.04
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                                         $3.94         $4.37        $4.42         $2.68        $5.19
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                          9.91%         8.80%       68.49%       (13.09%)     (22.92%)
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                                $110,199      $217,267     $253,003      $117,138     $115,158
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets before reimbursement,
waiver or recapture of expenses by Advisor (Note 2)                   1.51%         1.72%        1.75%         1.78%        1.75%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets after reimbursement,
waiver or recapture of expenses by Advisor                            1.50%         1.72%        1.75%         1.78%        1.75%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets
before reimbursement, waiver or recapture of expenses by Advisor      0.28%         0.17%       (0.64%)        0.75%        0.42%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets after
reimbursement, waiver or recapture of expenses by Advisor             0.29%         0.17%       (0.64%)        0.75%        0.42%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                   18.40%        29.90%       46.52%        81.96%       47.80%
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

58      MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

MATTHEWS CHINA FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

YEAR ENDED AUGUST 31                                                    2004          2003         2002          2001         2000

Net Asset Value, beginning of year                                    $11.54         $8.96        $9.21         $9.93        $8.48
-----------------------------------------------------------------------------------------------------------------------------------

   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income                                                0.08          0.11         0.05          0.24         0.09
   Net realized gain (loss) and unrealized appreciation
      (depreciation) on investments and foreign currency                1.67          2.59        (0.20)        (0.61)        1.44
-----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                               1.75          2.70        (0.15)        (0.37)        1.53
-----------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS FROM:
   Net investment income                                               (0.07)        (0.14)       (0.15)        (0.15)       (0.11)
   Net realized gains on investments                                      --            --           --         (0.28)          --
-----------------------------------------------------------------------------------------------------------------------------------
         Total distributions                                           (0.07)        (0.14)       (0.15)        (0.43)       (0.11)
-----------------------------------------------------------------------------------------------------------------------------------
   Paid-in Capital from Redemption Fees (Note 1-L)                      0.04          0.02         0.05          0.08         0.03
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                                          $13.26        $11.54        $8.96         $9.21        $9.93
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                           15.48%        30.88%      (1.16%)        (2.23%)      18.54%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                                  $340,251      $111,950      $33,675       $19,843       $9,232
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets before reimbursement,
waiver or recapture of expenses by Advisor (Note 2)                     1.52%         1.78%        1.97%         2.00%        2.15%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets after reimbursement,
waiver or recapture of expenses by Advisor                              1.50%         1.79%        2.00%         2.00%        2.00%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets before
reimbursement, waiver or recapture of expenses by Advisor               1.02%         1.94%        0.99%         2.62%        1.54%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets after
reimbursement, waiver or recapture of expenses by Advisor               1.04%         1.93%        0.96%         2.62%        1.69%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                     28.99%        19.34%       43.84%        61.07%       80.90%
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

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F I N A N C I A L   H I G H L I G H T S

MATTHEWS JAPAN FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

YEAR ENDED AUGUST 31                                                   2004          2003         2002          2001         2000

Net Asset Value, beginning of year                                   $10.90         $9.60       $11.22        $20.76       $21.70
-----------------------------------------------------------------------------------------------------------------------------------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment loss                                                (0.05)        (0.03)       (0.07)        (0.26)       (0.24)
   Net realized gain (loss) and unrealized appreciation
      (depreciation) on investments and foreign currency               3.82          1.30        (1.39)        (7.99)       (0.29)
-----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                              3.77          1.27        (1.46)        (8.25)       (0.53)
-----------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS FROM:
   Net investment income                                                 --            --        (0.27)        (0.37)          --
   Net realized gains on investments                                     --            --           --         (1.03)       (0.54)
-----------------------------------------------------------------------------------------------------------------------------------
         Total distributions                                             --            --        (0.27)        (1.40)       (0.54)
-----------------------------------------------------------------------------------------------------------------------------------
   Paid-in Capital from Redemption Fees (Note 1-L)                     0.06          0.03         0.11          0.11         0.13
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                                         $14.73        $10.90        $9.60        $11.22       $20.76
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                          35.14%        13.54%      (12.20%)      (40.92%)      (1.75%)
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                                 $195,256       $23,653       $9,399        $7,758      $23,869
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets before reimbursement,
waiver or recapture of expenses by Advisor (Note 2)                    1.46%         1.92%        1.91%         2.08%        1.88%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets after reimbursement,
waiver or recapture of expenses by Advisor                             1.45%         2.00%        2.00%         2.00%        2.00%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets before
reimbursement, waiver or recapture of expenses by Advisor             (0.72%)       (0.97%)      (1.25%)       (0.90%)      (0.36%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets after
reimbursement, waiver or recapture of expenses by Advisor             (0.71%)       (1.05%)      (1.34%)       (0.82%)      (0.48%)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    14.57%        77.30%      113.23%        71.09%       23.00%
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

60      MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

MATTHEWS ASIAN TECHNOLOGY FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

YEAR ENDED AUGUST 31                                                    2004         2003        2002         2001        2000(1)

Net Asset Value, beginning of period                                   $4.30        $3.13       $3.53        $7.61      $10.00
-----------------------------------------------------------------------------------------------------------------------------------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                        (0.02)       (0.01)      (0.10)       (0.05)       0.22
   Net realized gain (loss) and unrealized appreciation
      (depreciation) on investments and foreign currency                0.53         1.16       (0.31)       (3.97)      (2.65)
-----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                               0.51         1.15       (0.41)       (4.02)      (2.43)
-----------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS FROM:
   Net investment income                                                  --           --       (0.04)       (0.22)         --
   Net realized gains on investments                                      --           --          --           --          --
-----------------------------------------------------------------------------------------------------------------------------------
         Total distributions                                              --           --       (0.04)       (0.22)         --
-----------------------------------------------------------------------------------------------------------------------------------
   Paid-in Capital from Redemption Fees (Note 1-L)                      0.02         0.02        0.05         0.16        0.04
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of period                                         $4.83        $4.30       $3.13        $3.53       $7.61
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                           12.40%       37.38%     (10.40%)     (51.54%)    (23.90%)(3)
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                                 $34,297      $18,769      $6,879       $9,607     $24,570
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets before reimbursement,
waiver or recapture of expenses by Advisor (Note 2)                     1.63%        2.10%       2.01%        2.69%       2.66%(2)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets after reimbursement,
waiver or recapture of expenses by Advisor                              1.91%        2.00%       2.00%        2.00%       2.00%(2)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets before
reimbursement, waiver or recapture of expenses by Advisor              (0.03%)      (0.71%)     (1.56%)       1.14%       3.75%(2)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets after
reimbursement, waiver or recapture of expenses by Advisor              (0.31%)      (0.61%)     (1.55%)       1.83%       4.41%(2)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                     41.25%       72.03%     103.60%      181.24%      50.35%(3)
-----------------------------------------------------------------------------------------------------------------------------------
[1]	The Matthews Asian Technology Fund commenced operations on December 27, 1999.
[2]	Annualized.
[3]	Not annualized.

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com       61

F I N A N C I A L   H I G H L I G H T S

MATTHEWS ASIA PACIFIC FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented.

PERIOD ENDED AUGUST 31                                                             2004(1)

Net Asset Value, beginning of period                                             $10.00
-------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                           0.02
   Net realized gain and unrealized appreciation
      on investments and foreign currency                                          0.66
-------------------------------------------------------------------------------------------
         Total from investment operations                                          0.68
-------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS FROM:
   Net investment income                                                             --
   Net realized gains on investments                                                 --
-------------------------------------------------------------------------------------------
         Total distributions                                                         --
-------------------------------------------------------------------------------------------
   Paid-in Capital from Redemption Fees (Note 1-L)                                 0.02
-------------------------------------------------------------------------------------------

Net Asset Value, end of period                                                   $10.70
-------------------------------------------------------------------------------------------

TOTAL RETURN                                                                       7.00%(3)
===========================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                                            $76,222
-------------------------------------------------------------------------------------------
Ratio of expenses to average net assets before reimbursement,
waiver or recapture of expenses by Advisor (Note 2)                                1.67%(2)
-------------------------------------------------------------------------------------------
Ratio of expenses to average net assets after reimbursement,
waiver or recapture of expenses by Advisor                                         1.66%(2)
-------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets before
reimbursement, waiver or recapture of expenses by Advisor                          0.38%(2)
-------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets after
reimbursement, waiver or recapture of expenses by Advisor                          0.39%(2)
-------------------------------------------------------------------------------------------
Portfolio turnover                                                                10.75%(3)
-------------------------------------------------------------------------------------------
[1]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.
[2]	Annualized.
[3]	Not annualized.

See accompanying notes to financial statements.

62      MATTHEWS ASIAN FUNDS

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

■
1.	SIGNIFICANT ACCOUNTING POLICIES Matthews Asian Funds (the “Trust”) is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust currently issues seven separate series of shares (each a “Fund” and collectively, the “Funds”): Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asian Technology Fund and Matthews Asia Pacific Fund. The Funds are authorized to offer two classes of shares: Class I shares and Class A shares. Currently, only Class I shares are offered. Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund and Matthews Asian Technology Fund seek to maximize capital appreciation by investing, under normal circumstances, at least 80% of their total assets in equity securities of Pacific Tiger economies, South Korean companies, Chinese companies and Japanese companies, respectively. Pacific Tiger economies include Hong Kong, Singapore, South Korea, Taiwan, Indonesia, Malaysia, Philippines, Thailand, China and India. Matthews Asian Growth and Income Fund seeks capital appreciation and current income by investing, under normal circumstances, at least 80% of its total assets in the dividend-paying equity securities and convertible bonds of companies located in Asia including Hong Kong, Japan, Singapore, South Korea, Taiwan, Indonesia, Malaysia, Philippines, Thailand, China and India. Matthews Asia Pacific Fund seeks capital appreciation by investing, under normal circumstances, at least 80% of its assets in the common and preferred stocks of companies located in the Asia Pacific region. Asia Pacific region refers to Asian countries plus Australia, New Zealand and Pakistan. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. SECURITY VALUATION: Market values of equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. All other securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. When no market quotations are available, or when market quotations have become unreliable, the Fund’s equity securities are valued at their fair value as determined in good faith by or under direction of the Board of Trustees.

The books and records of the Funds are maintained in U.S. Dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investment in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. Dollars, and are denominated in U.S. Dollars.

Portfolio securities traded on a foreign exchange are generally valued at the respective current prevailing exchange rates. The securities’ values are translated into U.S. Dollars using these rates. If subsequent to the time a rate has been established and it has been determined to have materially changed, the fair value of those securities, (considering the changing conditions) will be determined by (or under the direction of) the Funds’ Board of Trustees.

Foreign currency exchange rates are generally determined prior to the close of trading on the New York Stock Exchange, Inc. (“NYSE”). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. If events that materially affect the value of the Funds’ foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

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N O T E S   T O   F I N A N C I A L    S T A T E M E N T S

B.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may engage in forward foreign currency exchange contracts for hedging a specific transaction in which the currency is denominated as deemed appropriate by Matthews International Capital Management, LLC (the “Advisor”). Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparts to the contract are unable to meet the terms of their contracts.

C. RISKS ASSOCIATED WITH FOREIGN SECURITIES: Investments by the Funds in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economical instability of the country of the issuer, the difficulty in predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

D. FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended August 31, 2004. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the United States. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States and the use of the tax accounting practice known as equalization.

E. DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.
F. ORGANIZATION COSTS: Organization costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

G. DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asian Technology Fund, and Matthews Asia Pacific Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

64       MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

■

The tax character of distributions paid for the fiscal years ended August 31, 2003 and August 31, 2004 were as follows:

2003 TAXABLE DISTRIBUTIONS                                ORDINARY         NET LONG TERM      TOTAL TAXABLE
                                                            INCOME         CAPITAL GAINS      DISTRIBUTIONS

Matthews Pacific Tiger Fund                                   $ --                  $ --               $ --
Matthews Asian Growth and Income Fund                    7,795,759               368,598          8,164,357
Matthews Korea Fund                                             --            19,371,082         19,371,082
Matthews China Fund                                        542,079                    --            542,079
Matthews Japan Fund                                             --                    --                 --
Matthews Asian Technology Fund                                  --                    --                 --

2004 TAXABLE DISTRIBUTIONS                                ORDINARY         NET LONG TERM      TOTAL TAXABLE
                                                            INCOME         CAPITAL GAINS      DISTRIBUTIONS

Matthews Pacific Tiger Fund                             $1,397,658                  $ --         $1,397,658
Matthews Asian Growth and Income Fund                   23,978,932             4,515,040         28,493,972
Matthews Korea Fund                                      1,785,809            39,673,999         41,459,808
Matthews China Fund                                      1,173,461                    --          1,173,461
Matthews Japan Fund                                             --                    --                 --
Matthews Asian Technology Fund                              18,196                    --             18,196
Matthews Asia Pacific Fund                                      --                    --                 --

As of August 31, 2004, the components of distributable earnings/(deficit) on a tax basis were as follows:

                                                 UNDISTRIBUTED     UNDISTRIBUTED       CAPITAL    POST OCT.
                                                      ORDINARY         LONG TERM    LOSS CARRY      CAPITAL
                                                        INCOME     CAPITAL GAINS      FORWARDS      LOSSES*

Matthews Pacific Tiger Fund                         $4,822,234              $ --     ($700,600)        $ --
Matthews Asian Growth and Income Fund               23,599,201        21,015,302            --           --
Matthews Korea Fund                                    248,485        17,324,355            --           --
Matthews China Fund                                  2,696,966        13,885,771            --           --
Matthews Japan Fund                                         --                --    (6,518,939)          --
Matthews Asian Technology Fund                              --                --   (15,050,008)          --
Matthews Asia Pacific Fund                             190,659                --            --     (186,256)

                                                                            UNREALIZED                TOTAL
                                                         POST OCT.       APPRECIATION/          ACCUMULATED
                                                  CURRENCY LOSSES*    (DEPRECIATION)**   EARNINGS/(DEFICIT)

Matthews Pacific Tiger Fund                             ($175,251)         $71,719,891          $75,666,274
Matthews Asian Growth and Income Fund                    (143,631)         152,145,408          196,616,280
Matthews Korea Fund                                       (79,593)          28,915,074           46,408,321
Matthews China Fund                                          (804)          (6,837,244)           9,744,689
Matthews Japan Fund                                       (12,059)           7,367,996              836,998
Matthews Asian Technology Fund                            (22,563)             459,521          (14,613,050)
Matthews Asia Pacific Fund                                (14,257)            (940,895)            (950,749)

* Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year.

** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

800.789.ASIA [2742]    www.matthewsfunds.com       65

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

For Federal income tax purposes, the Funds indicated below have capital loss carryforwards as of August 31, 2004, which expire in the year indicated, and are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:                                  2008          2009          2010         2011         T0TAL

Matthews Pacific Tiger Fund                                   $ --          $ --          $ --     $700,600      $700,600
Matthews Japan Fund                                             --            --     2,904,723    3,614,216     6,518,939
Matthews Asian Technology Fund                             246,390     5,375,361     5,967,059    3,461,198    15,050,008
H. RECLASSIFICATIONS: Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2004, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income/(loss) and accumulated realized gain/(loss) as follows:
                                                                     INCREASE/(DECREASE)               INCREASE/
                                                         INCREASE/     UNDISTRIBUTED NET              (DECREASE)
                                                        (DECREASE)            INVESTMENT             ACCUMULATED
                                                   PAID-IN CAPITAL         INCOME/(LOSS)    REALIZED GAIN/(LOSS)

Matthews Pacific Tiger Fund                                   $ --             ($158,728)               $158,728
Matthews Asian Growth and Income Fund                    4,037,486             5,198,960              (9,236,446)
Matthews Korea Fund                                      2,370,805            (1,785,583)               (585,222)
Matthews China Fund                                      2,613,524              (477,068)             (2,136,456)
Matthews Japan Fund                                        (41,842)               29,781                  12,061
Matthews Asian Technology Fund                            (111,800)               91,276                  20,524
Matthews Asia Pacific Fund                                 (35,845)               21,588                  14,257
I. FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net assets.

J. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

K. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

L. CAPITAL SHARE TRANSACTIONS: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

66      MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

MATTHEWS PACIFIC TIGER FUND
                                                          YEAR ENDED AUGUST 31, 2004         YEAR ENDED AUGUST 31, 2003
                                                            SHARES            AMOUNT            SHARES           AMOUNT

Shares sold                                             42,210,845      $553,297,425        15,023,339     $137,306,760
Shares issued through reinvestment of dividends            102,761         1,284,573                --               --
Shares redeemed                                        (18,399,797)     (238,964,478)       (7,972,026)     (66,349,843)
------------------------------------------------------------------------------------------------------------------------
Net increase                                            23,913,809      $315,617,520         7,051,313      $70,956,917
------------------------------------------------------------------------------------------------------------------------

MATTHEWS ASIAN GROWTH AND INCOME FUND
                                                          YEAR ENDED AUGUST 31, 2004         YEAR ENDED AUGUST 31, 2003
                                                            SHARES            AMOUNT            SHARES           AMOUNT

Shares sold                                             40,882,235      $555,066,165        39,973,007     $435,370,172
Shares issued through reinvestment of dividends          1,880,015        25,405,726           669,460        7,282,120
Shares redeemed                                        (17,654,943)     (247,431,979)      (11,240,758)    (120,399,753)
------------------------------------------------------------------------------------------------------------------------
Net increase                                            25,107,307      $333,039,912        29,401,709     $322,252,539
========================================================================================================================

MATTHEWS KOREA FUND
                                                          YEAR ENDED AUGUST 31, 2004         YEAR ENDED AUGUST 31, 2003
                                                            SHARES            AMOUNT            SHARES           AMOUNT

Shares sold                                             16,683,706       $70,846,837        26,969,605     $101,436,079
Shares issued through reinvestment of dividends          5,710,659        22,455,641         3,512,115       13,486,520
Shares redeemed                                        (44,086,992)     (178,917,923)      (38,085,006)    (143,087,431)
------------------------------------------------------------------------------------------------------------------------
Net decrease                                           (21,692,627)     ($85,615,445)       (7,603,286)    ($28,164,832)
========================================================================================================================

MATTHEWS CHINA FUND
                                                          YEAR ENDED AUGUST 31, 2004         YEAR ENDED AUGUST 31, 2003
                                                            SHARES            AMOUNT            SHARES           AMOUNT

Shares sold                                             32,717,708      $458,457,166         9,399,794      $91,503,345
Shares issued through reinvestment of dividends             81,100         1,089,212            57,638          506,057
Shares redeemed                                        (16,834,124)     (230,286,988)       (3,517,599)     (32,126,645)
------------------------------------------------------------------------------------------------------------------------
Net increase                                            15,964,684      $229,259,390         5,939,833      $59,882,757
========================================================================================================================

MATTHEWS JAPAN FUND
                                                          YEAR ENDED AUGUST 31, 2004         YEAR ENDED AUGUST 31, 2003
                                                            SHARES            AMOUNT            SHARES           AMOUNT

Shares sold                                             17,265,451      $250,032,677         2,461,873      $23,056,012
Shares issued through reinvestment of dividends                 --                --                --               --
Shares redeemed                                         (6,181,657)      (85,222,370)       (1,270,520)     (11,185,007)
------------------------------------------------------------------------------------------------------------------------
Net increase                                            11,083,794      $164,810,307         1,191,353      $11,871,005
========================================================================================================================

MATTHEWS ASIAN TECHNOLOGY FUND
                                                          YEAR ENDED AUGUST 31, 2004         YEAR ENDED AUGUST 31, 2003
                                                            SHARES            AMOUNT            SHARES           AMOUNT

Shares sold                                              9,485,777       $46,781,267         5,319,636      $18,618,111
Shares issued through reinvestment of dividends              3,666            16,797                --               --
Shares redeemed                                         (6,753,759)      (32,538,547)       (3,148,718)      (9,874,863)
------------------------------------------------------------------------------------------------------------------------
Net increase                                             2,735,684       $14,259,517         2,170,918       $8,743,248
========================================================================================================================

800.789.ASIA [2742]    www.matthewsfunds.com       67

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

MATTHEWS ASIA PACIFIC FUND*
                                                                 PERIOD ENDED AUGUST 31, 2004*
                                                            SHARES                      AMOUNT

Shares sold                                              8,608,738                 $92,928,911
Shares issued through reinvestment of dividends                 --                          --
Shares redeemed                                         (1,484,902)                (15,720,088)
-----------------------------------------------------------------------------------------------
Net increase                                             7,123,836                 $77,208,823
===============================================================================================

* Matthews Asia Pacific Fund commenced operations on October 31, 2003

The Funds impose a redemption fee of 2.00% on shares that are redeemed within ninety days of purchase.
The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption.
The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder.

The redemption fees returned to the assets of the Funds were as follows:

                                                        YEAR ENDED                  YEAR ENDED
                                                    AUGUST 31,2004              AUGUST 31,2003

Matthews Pacific Tiger Fund                               $764,625                    $200,852
Matthews Asian Growth and Income Fund                      270,983                     344,510
Matthews Korea Fund                                        179,713                     737,918
Matthews China Fund                                        919,439                     148,090
Matthews Japan Fund                                        813,418                      76,633
Matthews Asian Technology Fund                             171,537                      70,837
Matthews Asia Pacific Fund                                 105,818                          --
2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Advisor, a registered investment advisor under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. As compensation for these services during the fiscal year ended August 31, 2004, the Advisor charged the Funds a monthly fee of 1/12th of 1% on each Fund’s resepective average daily net assets. Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. Beginning January 1, 2004, the Advisor voluntarily waived its fee by 0.10% of average total daily net assets in the Matthews Asian Funds complex in excess of $2 billion. Investment advisory fees and other transactions with affiliates, for the year ended August 31, 2004, were as follows:
                                                        INVESTMENT     VOLUNTARY EXPENSE                      GROSS
                                                          ADVISORY            LIMITATION              ADVISORY FEES
                                                         FEE RATE*

Matthews Pacific Tiger Fund                                  1.00%                 1.90%                 $5,143,536
Matthews Asian Growth and Income Fund                        1.00%                 1.90%                  9,079,372
Matthews Korea Fund                                          1.00%                 2.00%                  2,001,270
Matthews China Fund                                          1.00%                 2.00%                  3,208,027
Matthews Japan Fund                                          1.00%                 2.00%                  1,020,695
Matthews Asian Technology Fund                               1.00%                 2.00%                    340,330
Mattews Asia Pacific Fund                                    1.00%                 1.90%                    393,709

68      MATTHEWS ASIAN FUNDS

AUGUST 31, 2004

                                               ADVISORY FEES            EXPENSES   TOTAL FEES WAIVED
                                               WAIVED BY THE     RECOUPED BY THE    OR (RECOUPED) BY
                                                     ADVISOR             ADVISOR             ADVISOR

Matthews Pacific Tiger Fund                          $67,924                $ --             $67,924
Matthews Asian Growth and Income Fund                111,382                  --             111,382
Matthews Korea Fund                                   22,659                  --              22,659
Matthews China Fund                                   44,176                  --              44,176
Matthews Japan Fund                                   13,941               3,140              10,801
Matthews Asian Technology Fund                         4,232              99,722             (95,490)
Mattews Asia Pacific Fund                              6,346                  --               6,346

*Effective January 1, 2004 the Investment Advisory Fee Rate is reduced to 0.90% for average daily total net assets in the Matthews Asian Funds complex in excess of $2 billion.

The investment advisory agreements provide that any reductions made by the Advisor in its fees are subject to reimbursements by the Funds within the following three years provided that the Funds are able to effect such reimbursements and remain in compliance with applicable expense limitations. The Funds had no expenses available for recoupment by the Advisor at fiscal year end August 31, 2004.

During the fiscal year ended August 31, 2004, the Funds had a shareholder servicing plan, pursuant to which the Funds reimbursed the Advisor for shareholder servicing activities. The fee was calculated on average daily net assets in the Matthews Asian Funds complex using the following scale: 0.10% on assets up to $1 billion and 0.05% on assets between $1 billion and $2 billion. There was no fee charged on assets above $2 billion. Under the plan, the Funds can be charged a maximum of 0.25%. Fees charged under the shareholder servicing fee arrangement for the year ended August 31, 2004, were as follows:

                                                                     SHAREHOLDER             FEE IN
                                                                  SERVICING FEES       BASIS POINTS

Matthews Pacific Tiger Fund                                             $297,638               0.06%
Matthews Asian Growth and Income Fund                                    520,383               0.06%
Matthews Korea Fund                                                      114,766               0.06%
Matthews China Fund                                                      184,606               0.06%
Matthews Japan Fund                                                       61,055               0.06%
Matthews Asian Technology Fund                                            19,715               0.06%
Matthews Asia Pacific Fund                                                23,822               0.06%

The Funds bear a portion of the fees paid to certain service providers (exclusive of the Funds’ transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Fees accrued to pay to such service providers for the year ended August 31, 2004 are reflected in the Statement of Operations as follows:

                                                    TRANSFER         SHAREHOLDER
                                                       AGENT           SERVICING               TOTAL

Matthews Pacific Tiger Fund                         $604,678            $302,339            $907,017
Matthews Asian Growth and Income Fund              1,065,871             532,936           1,598,807
Matthews Korea Fund                                  247,447             123,724             371,171
Matthews China Fund                                  378,162             189,081             567,243
Matthews Japan Fund                                  114,015              57,008             171,023
Matthews Asian Technology Fund                        40,160              20,080              60,240
Matthews Asia Pacific Fund                            43,569              21,785              65,354

800.789.ASIA [2742]    www.matthewsfunds.com       69

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of The PNC Financial Services Group, serves as the Trust’s Administrator and, in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust’s Transfer Agent, dividend disbursing agent and registrar. An officer of PFPC serves as Assistant Treasurer to the Trust. Total fees accrued by PFPC for the year ended August 31, 2004 were $1,552,920 for administrative and accounting services and $558,116 for transfer agent services. The Bank of New York serves as custodian to the Trust.

PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s Distributor pursuant to an Underwriting Agreement.

3.	INVESTMENT TRANSACTIONS Investment transactions for the year ended August 31, 2004, excluding short-term investments, were as follows:
                                                   PURCHASES   PROCEEDS FROM SALES

Matthews Pacific Tiger Fund                     $400,946,389           $75,527,419
Matthews Asian Growth and Income Fund            485,876,174           152,985,091
Matthews Korea Fund                               36,462,682           171,657,819
Matthews China Fund                              320,499,513            88,987,303
Matthews Japan Fund                              176,037,487            14,642,776
Matthews Asian Technology Fund                    29,303,138            13,577,983
Matthews Asia Pacific Fund                        81,100,167             4,850,473

T A X   I N F O R M A T I O N  ( U n a u d i t e d)

1.	QUALIFIED DIVIDEND INCOME
The Funds designate a portion of the income dividends distributed during the fiscal year ended August 31, 2004 as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue Code as follows:
                                                                       QDI PORTION

Matthews Pacific Tiger Fund                                                 100.00%
Matthews Asian Growth and Income Fund                                        35.05%
Matthews Korea Fund                                                         100.00%
Matthews China Fund                                                          43.44%
Matthews Asian Technology Fund                                               32.59%
2.	FOREIGN TAXES PAID The Funds have elected to pass through to their shareholders the foreign taxes paid during the fiscal year ended August 31, 2004 as follows:
                                     FOREIGN DIVIDEND INCOME    FOREIGN TAXES PAID

Matthews Pacific Tiger Fund                      $13,297,235              $786,709
Matthews Asian Growth and Income Fund             32,726,002             1,616,779
Matthews Korea Fund                                4,309,161               718,667
Matthews Asia Pacific Fund                           847,333                40,407
3.	LONG-TERM CAPITAL GAIN DIVIDENDS The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended August 31, 2004 as follows:
                                                                         LONG-TERM
                                                                     CAPITAL GAINS

Matthews Asian Growth and Income Fund                                   $6,067,357
Matthews Korea Fund                                                     42,015,558
Matthews China Fund                                                      2,135,471

70      MATTHEWS ASIAN FUNDS

R E P O R T   O F   I N D E P E N D E N T   R E G I S T E R E D
P U B L I C   A C C O U N T I N G   F I R M

To the Shareholders and Board of Trustees of Matthews Asian Funds,

We have audited the accompanying statements of assets and liabilities of Matthews Asian Funds (comprising the Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asian Technology Fund, and Matthews Asia Pacific Fund, collectively referred to as the “Funds”), including the schedules of investments as of August 31, 2004, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Matthews Asian Funds as of August 31, 2004, the results of their operations, changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

September 24, 2004

800.789.ASIA [2742]    www.matthewsfunds.com      71

T R U S T E E S   A N D   O F F I C E R S   O F   T H E   F U N D S   ( U n a u d i t e d )

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund trustees, is available without charge by calling (800) 789-ASIA [2742]. The Trustees and executive officers of the Funds, their year of birth, business address and principal occupations during the past five years are set forth below:

-------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                    Term of                                           Portfolios
                                    Office and                                        in Fund       Other Trusteeships/
Name, Year of Birth,                Length                                            Complex       Directorships
Address and Position(s)             of Time       Principal Occupation(s)             Overseen by   (number of portfolios)
Held with Trust                     Served(1)     During Past 5 Years                 Trustee       Held by Trustee

DISINTERESTED TRUSTEES

Richard K. Lyons                    Since 1994    Professor, Haas School of              7          Director, iShares Fund
Born 1961                                         Business University of                            Complex, consisting of
Four Embarcadero Center, Suite 550                California since 1993.                            iShares, Inc. and iShares
San Francisco, CA 94111                                                                             Trust managed by Barclays
Chairman of the Board of                                                                            Global Investors (83
Trustees and Trustee                                                                                portfolios); Trustee,
                                                                                                    Barclays Global Investor
                                                                                                    Fund Complex, consisting
                                                                                                    of Barclays Global
                                                                                                    Investor Funds and
                                                                                                    Barclays Master Investment
                                                                                                    Portfolios (13 portfolios).

Robert K. Connolly                  Since 1994    Retired since 8/90.  Prior             7
Born 1932                                         thereto: Institutional
Four Embarcadero Center, Suite 550                Sales Manager and Securities
San Francisco, CA 94111                           Analyst for Barrington
Trustee                                           Research Associates.

Toshi Shibano                       Since 2003    President, Toshi Shibano               7
Born 1950                                         Consulting, since 1995; Adjunct
Four Embarcadero Center, Suite 550                Associate Professor, Columbia,
San Francisco, CA 94111                           Graduate School of Business
Trustee                                           since 2001; Associate Professor,
                                                  Thunderbird American Graduate
                                                  School of International Management
                                                  since 2000; Faculty, General
                                                  General Electric Corporate
                                                  Leadership Development Center since
                                                  2000; Executive Education Lecturer,
                                                  Haas School of Business, University
                                                  of California at Berkeley since
                                                  1995.

INTERESTED TRUSTEES(2)

David FitzWilliam-Lay               Since 1994    Retired in 1993.                        7
Born 1931                                         Prior thereto Chairman
Four Embarcadero Center, Suite 550                of GT Management, PLC,
San Francisco, CA 94111                           United Kingdom
Trustee

G. Paul Matthews                    Since 2001    Chairman, Co-Chief                      7
Born 1956                                         Executive Officer
Four Embarcadero Center, Suite 550                and Chief Investment
San Francisco, CA 94111                           Officer, Matthews
Trustee                                           International Capital
                                                  Management, LLC since 1991.

OFFICER(S) WHO ARE NOT TRUSTEES(2)

Mark W. Headley                     Since 1999    Co-Chief Executive Officer,            N/A              N/A
Born 1959                                         President and Portfolio
Four Embarcadero Center,                          Manager, Matthews International
Suite 550                                         Capital Management, LLC since
San Francisco, CA 94111                           2001; President and Portfolio
Vice President                                    Manager, 1999-2001; Portfolio
                                                  Manager and Managing Director
                                                  1996-1999.

Rodney D. Yee                       Since 2004    Chief Financial Officer,               N/A              N/A
Born 1960                                         Matthews International Capital
Four Embarcadero Center,                          Management, LLC since 2004; Chief
Suite 550                                         Financial Officer, Corporate
San Francisco, CA 94111                           Secretary and Compliance Officer,
Treasurer                                         Sand Hill Advisors, Inc. 2002-2004;
                                                  Controller, Firsthand Capital
                                                  Management, Inc., 1998-2002

Downey H. Blount                    Secretary     Senior Vice President                  N/A              N/A
Born 1970                           since 2001;   and Chief Compliance Officer,
Four Embarcadero Center,            Chief         Matthews International Capital
Suite 550                           Compliance    Management, LLC since 2004;
San Francisco, CA 94111             Officer       Senior Vice President and
Secretary,                          since 2004    Compliance Officer, 2001-2004;
Chief Compliance Officer                          Vice President, 1999-2001;
                                                  Manager, Mutual Fund Administration,
                                                  Montgomery Asset Management LLC,
                                                  1997-1999
----------------------------------------------------------------------------------------------------------------------------------

1 Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

2 These Trustees and officers are considered “interested persons” of the Trust as defined under the Act either because of an ownership interest in the Advisor or an office held with the Trust.

72       MATTHEWS ASIAN FUNDS

M A T T H E W S   A S I A N   F U N D S

B O A R D  O F  T R U S T E E S

D i s i n t e r e s t e d  T r u s t e e s :
Richard K. Lyons, Chairman
Robert K. Connolly
Toshi Shibano

I n t e r e s t e d  T r u s t e e s :
David FitzWilliam-Lay
G. Paul Matthews

O F F I C E R S
G. Paul Matthews
Mark W. Headley
Rodney D. Yee
Downey H. Blount

I N V E S T M E N T  A D V I S O R
Matthews International Capital Management, LLC
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
800-789-ASIA [2742]

A C C O U N T  S E R V I C E S
PFPC Inc.
P.O. Box 9791
Providence, RI 02940
800-789-ASIA [2742]

C U S T O D I A N
The Bank of New York
One Wall Street
New York, NY 10286

L E G A L  C O U N S E L
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street
San Francisco, CA 94105

FOR MORE INFORMATION ABOUT MATTHEWS ASIAN FUNDS 800.789.ASIA [2742] www.matthewsfunds.com

©2004 Matthews International Capital Management, LLC MATAR-0804-125M-FST

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)

As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee and that person is “independent.”

(b)

Professor Richard K. Lyons has been a professor of International Finance at the Haas School of Business at UC Berkeley for 10 years. He regularly reviews current research in accounting both for use in instruction of courses and for internal faculty evaluation. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his instruction of International Finance at the graduate level. As a student, he completed courses at UC Berkeley in financial and managerial accounting and later received a PhD from M.I.T. in Economics. Mr. Lyons has gained additional accounting expertise as the Audit Committee Chair of Matthews Asian Funds.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $62,000 for 2003 and $75,000 for 2004.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2003 and $0 for 2004.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2003 and $7,000 for 2004.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)

The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 5 shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception: The de minimis exceptions set forth above under Section 5(b) apply to pre-approvals under this Section (c) as well, except that the “total amount of revenues” calculation for Section 5(c) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	100%
(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2003 and $0 for 2004.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments

Not yet applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, that is the subject of disclosure required by Item 2, filed as exhibit (a)(1) to the Registrant’s Form N-CSR, filed on October 29, 2003 (Accession No. 0001068800-03-000617).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)            Matthews International Funds

By (Signature and Title)*      /s/ G. Paul Matthews
                                           G. Paul Matthews, President
                                            (principal executive officer)

Date                November 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ G. Paul Matthews
                                           G. Paul Matthews, President
                                            (principal executive officer)

Date                November 5, 2004

By (Signature and Title)*      /s/ Rodney D. Yee
                                           Rodney D. Yee, Treasurer
                                            (principal financial officer)

Date                November 5, 2004

* Print the name and title of each signing officer under his or her signature.